Exhibit (g)
CERTAIN INFORMATION RELATING TO KFW’S
U.S. DOLLAR-DENOMINATED NOTES, EURO-DENOMINATED BONDS,
CANADIAN DOLLAR-DENOMINATED NOTES AND
NOTES DENOMINATED IN CURRENCIES OTHER THAN U.S. DOLLARS,
EUROS OR CANADIAN DOLLARS
The following information relating to KfW’s U.S. dollar-denominated notes, euro-denominated bonds, Canadian dollar-denominated notes and notes denominated in currencies other than U.S. dollars, euros or Canadian dollars appears as Exhibit (g) to the Annual Report on Form 18-K of KfW for the fiscal year ended December 31, 2005. The information set forth herein is intended to be incorporated by reference into the prospectus relating to KfW’s global notes and bonds, dated January 3, 2006, but is not intended to be incorporated by reference into the prospectus supplement dated January 5, 2006 relating to KfW’s medium-term note program. For the avoidance of doubt, the information set forth herein will not be applicable to the medium-term note program.

Information Relating to U.S. Dollar-Denominated Notes	2
Description of the Notes	2
Clearing and Settlement	7
Subscription and Sale	13
Information Relating to Euro-Denominated Bonds	18
Description of the Bonds	18
Clearing and Settlement	24
Information on Currency Conversion and Foreign Exchange Exposure	32
Subscription and Sale	33
Information Relating to Canadian Dollar-Denominated Notes	38
Description of the Notes	38
Clearing and Settlement	44
Information on Currency Conversion and Foreign Exchange Exposure	51
Subscription and Sale	52
Information Relating to Notes Denominated in Currencies other than U.S. Dollars, Euros or Canadian Dollars	57
Description of the Notes	57
Clearing and Settlement	63
Information on Currency Conversion and Foreign Exchange Exposure	69
Subscription and Sale	70

INFORMATION RELATING TO U.S. DOLLAR-DENOMINATED NOTES
     The following description will apply to all U.S. dollar-denominated notes offered by KfW’s prospectus dated January 3, 2006 except KfW’s medium-term notes offered by the prospectus supplement dated January 5, 2006 (referred to herein as the “notes” and in the prospectus as the “securities”). However, if and to the extent that the prospectus supplement relating to any issue of notes contains terms that are different from the general terms set forth herein, the terms described in that prospectus supplement will apply with respect to that issue of notes. This description supplements and, if inconsistent, replaces the general description of the securities in KfW’s prospectus dated January 3, 2006. Cross-references within this section “Information Relating to U.S. Dollar-Denominated Notes” are to subsections contained in this section.
DESCRIPTION OF THE NOTES
General Provisions
     Principal Amount and Denomination. The notes will be issued in the aggregate principal amount specified in the applicable prospectus supplement, divided into the appropriate number of notes in the principal amount of $1,000 each, which will rank equally among themselves.
     Global Certificates—Form. The notes will be issued as book-entry notes represented by one or more permanent global certificates without interest coupons, which will be kept in custody by Deutsche Bank Trust Company Americas (“DBTCA”), or any successor, as custodian for The Depositary Trust Company, also known as DTC, until all our obligations under the notes have been satisfied. The global certificates (as defined under “Clearing and Settlement—Certification and Custody; Appointment of Registrar and Paying Agent”) will be manually signed by two of our authorized representatives and will each be manually authenticated by or on behalf of the registrar (as defined under “Clearing and Settlement—Certification and Custody; Appointment of Registrar and Paying Agent”). According to the conditions, definitive certificates representing individual notes and interest coupons will not be issued. Definitive certificates representing individual notes may, however, be issued in limited circumstances described under “Clearing and Settlement—The Clearing Systems—DTC.”
     Transfers. Transfers of notes will be made by book-entry only as described in further detail under “Clearing and Settlement—Transfers.”

Status
     The notes will constitute unsecured and unsubordinated obligations of KfW and will rank equally with all of our other present and future unsecured and unsubordinated obligations, but subject to any applicable mandatory statutory exceptions.
Interest
     Interest Rate and Due Dates. Unless otherwise specified in the applicable prospectus supplement, the notes will bear interest at the rate per year set forth in that prospectus supplement as from the closing date or such other date as is set forth therein. The notes will cease to bear interest upon the end of the day preceding the day on which they become due for redemption. Interest will be payable in two equal semi-annual installments in arrears on the interest payment dates specified in the applicable prospectus supplement, or as is otherwise set forth in that prospectus supplement. The first interest payment will be made on the first interest payment date specified in the applicable prospectus supplement for the period commencing on the closing date or such other date as is specified in the applicable prospectus supplement (inclusive) and ending on the first interest payment date specified in the applicable prospectus supplement (exclusive).
     Late Payment. Should we fail to repay the notes on the due date therefor, interest on the notes shall, subject to the provisions with respect to business days (as defined under “—Payments—Business Days”), accrue beyond the due date until actual repayment of the notes at the default rate of interest established by law. Under German law, the default rate is five percentage points above the basic rate of interest announced by the German Federal Bank immediately after January 1 and July 1 in each year.
     Accrued Interest. If it is necessary to compute interest for a period of other than a full year (other than with respect to semi-annual interest payments) interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months or on such other day count convention as is set forth in the applicable prospectus supplement.
Maturity; Early Redemption; Repurchase
     Maturity. The notes shall be redeemed at par on the maturity date set forth in the applicable prospectus supplement. Subject to the provisions with respect to termination for default set forth under “—Termination for Default,” neither KfW nor any noteholder shall be entitled to redeem the notes before their stated maturity.
     Early Redemption. If specified in the applicable prospectus supplement, the notes may be redeemed, as a whole but not in part, on the early redemption date or dates as set forth in the applicable prospectus supplement, at our option upon prior written notice of no less than the early redemption notice period set forth in the applicable prospectus supplement, at the redemption price set forth in that prospectus supplement (being equal to a percentage of the principal amount of the notes), together with interest accrued to, but excluding, the applicable early redemption date, or at any other redemption price set forth in the applicable prospectus supplement.
     If notes will be redeemable at the option of the issuer, we may choose to redeem the notes at any time, especially when prevailing interest rates are relatively low. As a result, redemption may adversely affect your return on the notes as you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate of the notes being redeemed.
     Repurchase. We may at any time purchase and resell notes in the open market or otherwise at any price. Notes so purchased and not resold by us may, at our own discretion, be held or surrendered to the paying agent for cancellation.
Payments
     Payments. Payments of principal of, and interest on, the notes shall be made on the relevant payment date (see “—Payment Date and Due Date”) to, or to the order of, the person registered at the close of business on the relevant record date (see “—Record Date”). Payments of principal shall be made upon surrender of the global certificates to the paying agent.
     All payments made by us to, or to the order of, the registered holder of the global certificates shall discharge our liability under the notes to the extent of the sums so paid.
     Record Date. The record date for purposes of payments of principal and interest (see “—Payments”) shall be, in respect of each such payment, the tenth New York business day prior to the relevant payment date (see “—Payment Date and Due Date”).
     Business Days. If any due date (see “—Payment Date and Due Date”) for payment of principal or interest to the registered holder of a global certificate is not a New York business day, such payment shall not be made until the next day which is a New York business day and no further interest shall be paid in respect of the delay in such payment. “New York business day” means any day on which banking institutions in New York City are not obligated and not authorized to close.
     Payment Date and Due Date. For the purposes of the terms and conditions of the notes, “payment date” means the day on which the payment is actually to be made, where applicable as adjusted in accordance with the preceding paragraph, and “due date” means the payment date provided for herein, without taking account of any such adjustment.

Taxes
     All payments by us in respect of the notes shall be made without deduction or withholding of taxes or other duties, unless such deduction or withholding is required by law. In the event of such tax deduction or withholding, KfW shall not be required to pay any additional amounts in respect of the notes. There will be no “gross-up” provision.
Termination for Default
     Unless otherwise specified in the applicable prospectus supplement, any noteholder may, at its option, declare its notes due and demand repayment thereof at their principal amount plus interest accrued to the date of repayment if we shall fail to pay any amount payable under the notes within 30 days from the relevant due date. The right to declare notes due shall cease if the noteholder has received the relevant payment before it has exercised such right. Any notice declaring notes due shall be made by means of a written notice to be delivered by hand or registered mail to us together with proof that such noteholder at the time of such notice is a holder of the relevant notes by means of a certificate of the noteholder’s custodian as set forth under “—Governing Law, Jurisdiction, Enforcement and Language—Enforcement.” Definitive certificates representing individual notes and interest coupons will not be issued in the event of a default.
Registrar and Paying Agent
     We will appoint DBTCA as initial registrar (the “registrar”) and paying agent (the “paying agent”). We may at any time vary or terminate the appointment of the registrar or the paying agent or approve any change in the office through which they act (the “specified office”) provided that there shall at all times be a registrar and paying agent, and provided further that so long as the notes are listed on any stock exchange (and the rules of such stock exchange so require), we will maintain a paying agent with a specified office in the city in which such stock exchange is located. We will give notice of any change in the registrar or paying agent or in their specified offices by publication in the manner set forth under “—Notices.”
     The registrar and the paying agent in such capacities are acting exclusively as our agents and do not have any legal relationship of any nature with or accountability to any noteholder.
Further Issues
     We reserve the right, from time to time without the consent of the noteholders, to issue additional notes, on terms identical in all respects to those set forth in the terms and conditions of the notes (except as to the date from which interest shall accrue), so that such additional notes shall be consolidated with, form a single issue with and increase the aggregate principal amount of, the notes. The term “notes” shall, in the event of such increase, also include such additional notes.
Notices
     All notices regarding the notes shall be published in the following newspapers: (a) so long as the notes are listed on the Luxembourg Stock Exchange (and the rules of such Stock Exchange so require) at least one leading daily newspaper of general circulation in Luxembourg (expected to be d’Wort); (b) a leading daily newspaper of general circulation in the Federal Republic of Germany; and (c) a leading daily newspaper printed in the English language and of general circulation in New York City (expected to be The Wall Street Journal). Any notice will become effective for all purposes on the third day following the date of its publication or, if published more than once or on different dates, on the third day following the first date of any such publication.
Governing Law, Jurisdiction, Enforcement and Language
     Governing Law. The notes, both as to form and content, as well as our rights and duties and those of the noteholders, shall be governed by and shall be construed in accordance with the laws of the Federal Republic of Germany. Transfers and pledges of notes executed between DTC participants and between DTC and DTC participants will be governed by the laws of the State of New York.
     Jurisdiction. Any action or other legal proceedings arising out of or in connection with the notes may exclusively be brought in the District Court (Landgericht) in Frankfurt am Main.
     Enforcement. Any noteholder may in any proceedings against us or to which the noteholder and we are parties protect and enforce in its own name its rights arising under its notes on the basis of (a) a certificate issued by its custodian (i) stating the full name and address of the noteholder, (ii) specifying an aggregate principal amount of notes credited on the date of such statement to such noteholder’s securities account maintained with such custodian and (iii) confirming that the custodian has given a written notice to DTC and the registrar containing the information pursuant to (i) and (ii) and bearing acknowledgments of DTC and the relevant DTC participant and (b) copies of the global certificates certified as being true copies by a duly authorized officer of DTC or the registrar. For purposes of the foregoing, “custodian” means any bank or other financial institution of recognized standing authorized to engage in securities custody business with which the noteholder maintains a securities account in respect of any notes and includes DTC and any other clearing system which is a participant in DTC.
     Language. The conditions are written in the English and German languages, with the English version controlling and binding.

CLEARING AND SETTLEMENT
     The information set forth below with respect to DTC, Euroclear (as defined below) or CBL (as defined below), which are collectively referred to as the clearing systems, is subject to any change in or reinterpretation of the rules, regulations and procedures of the clearing systems currently in effect. The information concerning the clearing systems has been obtained from sources that we believe to be reliable, but neither we nor any manager take any responsibility for the accuracy thereof. Investors wishing to use the facilities of any of the clearing systems are advised to confirm the continued applicability of the rules, regulations and procedures of the relevant clearing system. We will not have any responsibility or liability for any aspect of the records relating to, or payments made on account of, interests in the notes held through the facilities of any clearing system or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
Certification and Custody; Appointment of Registrar and Paying Agent
     Clearing and settlement arrangements, including the existing links between Euroclear Bank S.A./N.V. as operator of the Euroclear System (“Euroclear”) and Clearstream Banking, société anonyme, Luxembourg (“CBL”) and the participation of these systems in DTC, will provide investors access to three major clearing systems. At initial settlement, the notes will be represented by one or more permanent global certificates (the “global certificates”) which will not be exchangeable for definitive certificates representing individual notes except in very limited circumstances described under “—The Clearing Systems—DTC.” The global certificates, which are to be held by DBTCA as custodian for DTC, will be issued in registered form in the name of Cede & Co., as nominee of DTC, and will represent the notes held by investors electing to hold notes through financial institutions that are participants in DTC (“DTC participants”). The notes are expected to be accepted for clearance and settlement through DTC on the closing date specified in the applicable prospectus supplement. Euroclear and CBL participate in DTC, and, accordingly, notes held by investors electing to hold notes through financial institutions that are participants in Euroclear and CBL (“Euroclear and CBL participants”) are thus also represented by the global certificates.
     The notes represented by the global certificates will equal the total aggregate principal amount of the notes outstanding at any time. Owners of beneficial interests in the global certificates will not be entitled to have notes registered in their names, and will not be entitled to receive physical delivery of definitive certificates representing individual notes. KfW may issue definitive certificates representing individual notes in limited circumstances described under “—The Clearing Systems—DTC.”

     We will appoint DBTCA as initial registrar and paying agent (in performing both functions, the “agent”) as described in greater detail under the heading “Description of the Notes—Registrar and Paying Agent.”
     The global certificates relating to a particular issue of notes will be assigned an ISIN number, a CUSIP number and a common code, as set forth in the applicable prospectus supplement.
Payments
     As described under “—Certification and Custody; Appointment of Registrar and Paying Agent,” DBTCA will act as our initial paying agent for the notes. Principal and interest payments on the notes will be made by us through the paying agent to the registered holder of the global certificates in U.S. dollars as set forth under “Description of the Notes—Payments.” All payments duly made by us to, or to the order of, the registered holder of the global certificates, shall discharge our liability under the notes to the extent of the sum or sums so paid. Therefore, after such payments have been duly made, neither we nor the paying agent has any direct responsibility or liability for the payment of principal or interest on the notes to owners of beneficial interests in the global certificates. Payments by DTC participants and indirect DTC participants (as defined under “—The Clearing Systems—DTC”) to owners of beneficial interests in the global certificates will be governed by standing instructions and customary practices and will be the responsibility of the DTC participants or indirect DTC participants. Neither we nor the paying agent will have any responsibility or liability for any aspect of the records of DTC relating to or payments made by DTC on account of beneficial interests in the global certificates or for maintaining, supervising or reviewing any records of DTC relating to such beneficial interests. Substantially similar principles will apply with regard to Euroclear and CBL participants.
Transfers
     Title to book-entry interests in the notes will pass by book-entry registration of the transfer within the records of DTC, Euroclear or CBL, as the case may be, in accordance with their respective procedures. Book-entry interests in the notes may be transferred within DTC, Euroclear or CBL, as the case may be, in accordance with their respective procedures established for this purpose. Transfers of book-entry interests in the notes between any of DTC, Euroclear and CBL may be effected in accordance with the procedures established for this purpose by DTC, Euroclear and CBL.

The Clearing Systems
Overview
     Beneficial interests in the global certificates will be represented through book-entry accounts at financial institutions acting on behalf of such beneficial owners as direct and indirect participants in DTC. An investor may elect to hold beneficial interests in the global certificates directly through either DTC, Euroclear or CBL, if such investor is a participant in any such system, or indirectly through an organization which is a participant in any such system. Euroclear and CBL will hold interests on behalf of their participants through customer securities accounts in the name of Euroclear and CBL on the books of their respective depositaries, which in turn will hold such interests in customer securities accounts in their respective names on the books of DTC.
DTC
     DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the U.S. Securities Exchange Act of 1934, as amended. DTC holds securities that DTC participants deposit with DTC. DTC also facilitates the post-trade settlement among DTC participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between DTC participants’ accounts. This eliminates the need for physical movement of securities certificates. DTC participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC, in turn, is owned by a number of DTC participants and Members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation and Emerging Markets Clearing Corporation, (NSCC, GSCC, MBSCC, and EMCC, also subsidiaries of DTCC), as well as by the New York Stock Exchange, Inc., the American Stock Exchange LLC and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly (“indirect DTC participants”). The DTC Rules applicable to its participants are on file with the Securities and Exchange Commission.
     Transfers of beneficial interests in notes in DTC may be made only through DTC participants. Indirect DTC participants are required to effect transfers through a DTC participant. In addition, beneficial owners of notes in DTC will receive all distributions of principal of and interest on the notes from the paying agent through a DTC participant. Distributions in the United States will be subject to tax reporting in accordance with relevant United States tax laws and regulations as set forth in the prospectus under “United States Taxation”.
     Because DTC can only act on behalf of DTC participants, who in turn act on behalf of indirect DTC participants, and because beneficial owners will hold interests in the notes through DTC participants or indirect DTC participants, the ability of such beneficial owners to pledge notes to persons or entities that do not participate in DTC, or otherwise take actions with respect to such notes, may be limited.
     The established procedures of DTC provide that (i) upon issuance of the notes by us, DTC will credit the accounts of DTC participants designated by the managers (as defined in the applicable prospectus supplement under “Subscription and Sale”) with the principal amount of the notes purchased by the managers, and (ii) ownership of interests in the global certificates will be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC, the DTC participants and the indirect DTC participants. The laws of some jurisdictions require that certain persons take physical delivery in definitive form of securities which they own. Consequently, the ability to transfer beneficial interests in the global certificates is limited in such context.
     KfW and the agent have each undertaken to DTC that, in the event DTC is unable or unwilling to continue providing its services, and a successor securities depository is not obtained, KfW and the agent shall cooperate fully with DTC in taking appropriate action to make definitive certificates representing individual notes available to holders.
CBL
     CBL is incorporated under the laws of Luxembourg. CBL holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between CBL participants through electronic book-entry changes in accounts of CBL participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CBL in various currencies, including U.S. dollars. CBL provides to CBL participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CBL interfaces with domestic markets in several countries. As a professional depositary, CBL is subject to regulation by the Luxembourg Monetary Institute.
     CBL participants are recognized financial institutions around the world, including managers, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the managers. Indirect access to CBL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CBL participant either directly or indirectly. Distributions with respect to notes held beneficially through CBL will be credited to cash accounts of CBL participants in accordance with its rules and procedures.
Euroclear
     Euroclear was created in 1968 to hold securities for participants of Euroclear and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in various currencies, including U.S. dollars. Euroclear includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries. Euroclear is operated by Euroclear Bank S.A./N.V. (the “Euroclear operator”). All operations are conducted by the Euroclear operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the managers. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.
     The Euroclear operator is regulated and examined by the Belgian Banking Commission.
     Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law (collectively, the “Euroclear terms and conditions”). The Euroclear terms and conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear operator acts under the Euroclear terms and conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.
     Distributions with respect to notes held beneficially through Euroclear will be credited to the cash accounts of Euroclear participants in accordance with the Euroclear terms and conditions, to the extent received by the Euroclear operator.

Global Clearance and Settlement Procedures
Initial Settlement
     Customary settlement procedures will be followed for participants of each system at initial settlement. Settlement procedures applicable to the domestic U.S. dollar-denominated bond market will be followed for primary market purchasers which are participants in DTC, and notes will be credited to their securities accounts on the settlement date against payment in U.S. dollars in same-day funds. Settlement procedures applicable to conventional eurobonds in registered form will be followed for primary market purchasers which are Euroclear or CBL participants, and notes will be credited to their securities accounts on the business day following the settlement date against payments for value on the settlement date.
Secondary Market
     Secondary market trading between DTC participants will occur in the ordinary way in accordance with DTC rules and will be settled in immediately available funds using DTC’s same-day funds settlement system. Secondary market trading between Euroclear and CBL participants will occur in the ordinary way in accordance with the applicable rules and operating procedures of Euroclear and CBL and will be settled using the procedures applicable to conventional eurobonds in immediately available funds.
     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Euroclear or CBL, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European clearing system by its U.S. depositary; however, such cross-market transactions will require delivery of instructions to the relevant European clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant European clearing system will, if a transaction meets its settlement requirements, deliver instructions to its U.S. depositary to take action to effect final settlement on its behalf by delivering or receiving notes in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Euroclear and CBL participants may not deliver instructions directly to the U.S. depositaries of their respective clearing systems.
     Because of time zone differences, credits or notes received in Euroclear or CBL as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such notes settled during such processing will be reported to the relevant Euroclear or CBL participants on such business day. Cash received in Euroclear or CBL as a result of sales of notes by or through a Euroclear or

CBL participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Euroclear or CBL cash account only as of the business day following settlement in DTC.
SUBSCRIPTION AND SALE
Subscription Agreement
     As specified in more detail in the applicable prospectus supplement, we expect that the underwriters named in the applicable prospectus supplement (the “managers”) will agree with us, severally and not jointly, a subscription agreement, to subscribe and pay for the notes according to the terms described in the applicable prospectus supplement. We expect that the managers will commit to take and pay for all of the notes, if any are taken, under the terms and conditions of the subscription agreement. We may also agree to bear certain costs and expenses incurred by the managers in connection with the issue, subscription and offering of the notes. After the initial public offering, the price to public may be changed.
Certain Selling Restrictions
     The notes will be offered for sale in those jurisdictions in the United States, Europe, Asia and elsewhere where it is legal to make such offers. Unless otherwise provided in the applicable prospectus supplement, the following selling restrictions will apply to the notes.
     EEA. In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), we expect that each manager will represent and agree not to make an offer of the notes to the public in that Relevant Member State prior to the publication of a prospectus in relation to the notes which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of the notes to the public in that Relevant Member State at any time:
1.	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

2.	to any legal entity which has two or more of (a) an average of at least 250 employees during the last financial year, (b) a total balance sheet of more than

€43,000,000 and (c) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

3.	in any other circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive or pursuant to any applicable national law of any Relevant Member State;
whereby the expression an “offer of the notes to the public” in relation to the notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the notes to be offered so as to enable an investor to decide to purchase or subscribe the notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.
     United Kingdom. We expect that each manager will represent and agree that: (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of such notes in circumstances in which section 21(1) of the FSMA does not apply to us; and (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom.
     United States. We expect that each manager will agree that in connection with any distribution of the notes in the United States such manager will comply with and cause any of its affiliates which offers or sells notes in the United States to comply with applicable United States law.
     Japan. We expect that each manager will acknowledge and agree that it will not offer or sell any notes directly or indirectly in Japan or to, or for the benefit of, any Japanese person or to others, for re-offering or re-sale directly or indirectly in Japan or to any Japanese person, except in each case pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law of Japan and any other applicable laws and regulations of Japan. For purposes of this paragraph, “Japanese person” means any person resident in Japan, including any corporation or other entity organized under the laws of Japan.
     Canada. We expect that each manager will represent and agree that it has not offered or sold, and it will not offer or sell any notes, directly or indirectly, in Canada or any province or territory thereof or to, or for the benefit of, any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada and will represent that any offer of notes in Canada will be made only pursuant to an exemption from the requirement to file a prospectus in the province or territory of Canada in which such offer is made. Each manager will further represent and agree that it has not and it will not distribute or deliver the prospectus or any other offering material relating to the notes in Canada or to any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada. Each manager will also represent and agree that it will send to any dealer who purchases from it any notes a notice stating in substance that, by purchasing such notes, such dealer represents and agrees that it has not offered or sold, and it will not offer or sell any notes, directly or indirectly, in Canada or any province or territory thereof or to, or for the benefit of, any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada, that any offer of notes in Canada will be made only pursuant to an exemption from the requirement to file a prospectus in the province or territory of Canada in which such offer is made and that it has not and it will not distribute or deliver the prospectus or any other offering material relating to the notes in Canada or to any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada, and that such dealer will deliver to any other dealer to which it sells any such notes a notice to the foregoing effect.
     Hong Kong. We expect that each manager will represent and agree that (a) it has not offered and sold, and will not offer or sell, in Hong Kong, by means of any document, any notes other than (i) to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent, or (ii) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32) of Hong Kong (CO) or (iii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571) (“SFO”) and any rules made under the SFO, or (iv) in other circumstances which do not result in the document being a “prospectus” within the meaning of the CO; and (b) it has not issued, or had in its possession for the purposes of issue, and will not issue, or have in its possession for the purpose of issue (in each case whether in Hong Kong or elsewhere), any advertisement, invitation or document relating to the notes, which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to notes which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the SFO and any rules made under the SFO.
     Public Offer. We expect that each manager will acknowledge that (other than in the United States) no action has been or will be taken in any jurisdiction by the managers or us that would permit a public offering of the notes, or possession or distribution of any of the prospectus or any other offering material, in any jurisdiction where action for those purposes is required. Each manager will comply with all applicable laws and regulations in each jurisdiction in which it purchases, offers, sells, distributes or delivers notes or has in its possession or distributes any disclosure document or any other offering material and will obtain or make, give or fulfill any consent, approval, registration, notice, permission or other regulatory requirement required by it or us for the purchase, offer, sale, distribution or delivery of the notes and the possession or distribution of any of the disclosure documents or any other offering material under the laws and regulations in force in any jurisdiction to which it is subject or in or from which it makes any such purchase, offer, sale, distribution or delivery, in all cases at its own expense.
Other Provisions
     Conditions. We expect that the subscription agreement will provide that the obligations of the managers are subject to certain conditions, including approval of certain legal matters by counsel. In addition, the managers may have the right, after consultation with us, to terminate the subscription agreement at any time prior to the payment of the purchase price if there shall have been such a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls as would in their view be likely to prejudice materially the success of the offering and distribution of the notes or dealing in the notes in the secondary market.
     No Established Trading Market. The notes will be a new issue of securities with no established trading market. We expect that application will be made to list the notes on the regulated market of the Luxembourg Stock Exchange pursuant to Chapter 2 of Part III of the Loi relative aux prospectus pour valeur mobilières dated July 10, 2005 (Luxembourg Prospectus Act). We expect that the managers will intend to make a market in the notes. The managers may agree to do so but may discontinue market making at any time. No assurance can be given as to the liquidity of the trading market for the notes.
     Stabilization. In connection with this offering of notes, we may appoint a “stabilization manager.” The stabilization manager or any person acting for it may purchase and sell the notes in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the stabilization manager or any person acting for it of a greater number of the notes than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the notes while the offering is in progress.
     The stabilization manager may also impose a penalty bid. This occurs when a particular manager repays to the stabilization manager a portion of the underwriting discount received by it because the stabilization manager or its affiliates have repurchased notes sold by or for the account of such manager in stabilizing or short covering transactions.
     These activities by the stabilization manager or any person acting for it may stabilize, maintain or otherwise affect the market price of the notes. As a result, the price of the notes may be higher than the price that otherwise might exist in the open market.

If these activities are commenced, they may be discontinued by the stabilization manager or any person acting for it at any time. These transactions may be effected in the over-the-counter market or otherwise.
Delivery and Settlement
     It is expected that delivery of the notes will be made against payment on or about the date specified in the penultimate paragraph of the cover page of the applicable prospectus supplement, which we expect to be later than the third New York business day following the date of pricing of the notes. Under Rule 15c6-1 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, if any purchaser has traded or wishes to trade notes on the date of pricing of the notes or the next succeeding business days, it may be required, by virtue of the fact that the notes will initially settle later than on the third New York business day following the date of pricing of the notes or any other day as specified in the applicable prospectus supplement, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the notes who have traded or wish to trade the notes on any day for which settlement within three New York business days would not be possible should consult their own advisors.

INFORMATION RELATING TO EURO-DENOMINATED BONDS
     The following description will apply to all euro-denominated bonds offered by KfW’s prospectus dated January 3, 2006 except KfW’s medium-term notes offered by the prospectus supplement dated January 5, 2006 (referred to herein as the “bonds” and in the prospectus as the “securities”). However, if and to the extent that the prospectus supplement relating to any issue of bonds contains terms that are different from the general terms set forth herein, the terms described in that prospectus supplement will apply with respect to that issue of bonds. This description supplements and, if inconsistent, replaces the general description of the securities in KfW’s prospectus dated January 3, 2006. Cross-references within this section “Information Relating to Euro-Denominated Bonds” are to subsections contained in this section.
DESCRIPTION OF THE BONDS
General Provisions
     Principal Amount and Denomination. The bonds will be issued in the aggregate principal amount specified in the applicable prospectus supplement, divided into the appropriate number of bonds in the principal amount of €1,000 each, which will rank equally among themselves.
     Certification and Custody. The bonds will be represented by two or more permanent global certificates without interest coupons. One of the permanent global certificates, the CBF global certificate (as defined under “Clearing and Settlement—Certification and Custody”), will be kept in custody by Clearstream Banking AG, Frankfurt am Main, also known as CBF, until all of our obligations under the bonds have been satisfied. The CBF global certificate will be issued in bearer form and will represent the bonds kept in custody for financial institutions that are accountholders in CBF, including those bonds which are held through Euroclear Bank S.A./N.V. as operator of the Euroclear System (“Euroclear”) and Clearstream Banking, société anonyme, Luxembourg, also known as CBL, each of which has an account with CBF, and any other clearing system which maintains an account with CBF. The other permanent global certificate or certificates, the DTC global certificate (as defined under “Clearing and Settlement—Certification and Custody”), will be kept in custody by Deutsche Bank Trust Company Americas (“DBTCA”), or any successor, as custodian for The Depositary Trust Company, also known as DTC, until all of our obligations under the bonds have been satisfied. The DTC global certificate will be issued in registered form in the name of Cede & Co., as nominee of DTC, and will represent the bonds kept in custody for financial institutions that are participants in DTC. The CBF global certificate and the DTC global certificate will each be manually signed by two of our authorized representatives and will each be manually authenticated by or on behalf of the registrar (as defined under “—Registrar and Paying Agent”). Together, the bonds represented by the CBF global certificate and the DTC global certificate, respectively, will equal the aggregate principal amount of the bonds outstanding at any time. The amount of bonds represented by each of the CBF global certificate and the DTC global certificate will be evidenced by the register (the “register”) maintained for that purpose by the registrar. Definitive certificates representing individual bonds and interest coupons will not be issued. Copies of the CBF global certificate and the DTC global certificate will be available free of charge at the paying agent (as defined under “—Registrar and Paying Agent”).
     Transfers. Transfers of bonds shall require appropriate entries in securities accounts. Transfers of bonds between CBF accountholders on the one hand and DTC participants on the other hand and exchanges of bonds in the manner set forth under “—Exchanges” may not be effected during the period commencing on the record date as defined under “—Payments—Record Date” and ending on the related payment date (both dates inclusive).
     Exchanges. The bonds represented by the DTC global certificate may be exchanged for bonds represented by the CBF global certificate and vice versa. Such exchanges shall be recorded in the register and shall be effected by an increase or a reduction in the aggregate amount of bonds represented by the DTC global certificate by the aggregate principal amount of bonds so exchanged and a corresponding reduction or increase in the aggregate amount of bonds represented by the CBF global certificate.
Status
     The bonds will constitute unsecured and unsubordinated obligations of KfW and will rank equally with all of our other present and future unsecured and unsubordinated obligations, but subject to any applicable mandatory statutory exceptions.
Interest
     Interest Rate and Due Dates. Unless otherwise specified in the applicable prospectus supplement, the bonds will bear interest at the rate per year set forth in that prospectus supplement as from the closing date or such other date as is set forth therein. The bonds will cease to bear interest upon the end of the day preceding the day on which they become due for redemption. Interest will be payable annually in arrears on the interest payment date specified in the applicable prospectus supplement, or as is otherwise set forth in that prospectus supplement. The first interest payment will be made on the first interest payment date specified in the applicable prospectus supplement for the period commencing on the closing date or such other date as is specified in the applicable prospectus supplement (inclusive) and ending on the first interest payment date specified in the applicable prospectus supplement (exclusive).

     Late Payment. Should we fail to repay the bonds on the due date therefor, interest on the bonds shall, subject to the provisions with respect to business days (as defined under “—Payments—Business Days”), accrue beyond the due date until actual repayment of the bonds at the default rate of interest established by law. Under German law, the default rate is five percentage points above the basic rate of interest announced by the German Federal Bank immediately after January 1 and July 1 in each year.
     Accrued Interest. If it is necessary to compute interest for a period of other than a full year, interest shall be calculated on the basis of the actual number of days in the relevant period (known as “actual/actual (ICMA)”) or on such other day count convention as is set forth in the applicable prospectus supplement.
Maturity; Early Redemption; Repurchase
     Maturity. The bonds shall be redeemed at par on the maturity date set forth in the applicable prospectus supplement. Subject to the provisions with respect to termination for default set forth under “—Termination for Default,” neither KfW nor any bondholder shall be entitled to redeem the bonds before their stated maturity.
     Early Redemption. If specified in the applicable prospectus supplement, the bonds may be redeemed, as a whole but not in part, on the early redemption date or dates as set forth in the applicable prospectus supplement, at our option upon prior written notice of no less than the early redemption notice period set forth in the applicable prospectus supplement, at the redemption price set forth in that prospectus supplement (being equal to a percentage of the principal amount of the bonds), together with interest accrued to, but excluding, the applicable early redemption date, or at any other redemption price set forth in the applicable prospectus supplement.
     If bonds will be redeemable at the option of the issuer, we may choose to redeem the bonds at any time, especially when prevailing interest rates are relatively low. As a result, redemption may adversely affect your return on the bonds as you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate of the bonds being redeemed.
     Repurchase. We may at any time purchase and resell bonds in the open market or otherwise at any price. Bonds so purchased and not resold by us may, at our own discretion, be held or surrendered to the paying agent for cancellation.
Payments
     Payments. Payments of principal of, and interest on, the bonds shall be made on the relevant payment date (see “—Payment Date and Due Date”) to CBF in euro and to the registered holder of the DTC global certificate in U.S. dollars or euro as set forth below. The amount of payments to CBF and to the registered holder of the DTC global certificate, respectively, shall correspond to the aggregate principal amount of bonds represented by the CBF global certificate and the DTC global certificate, as established by the registrar at the close of business on the relevant record date (see “—Record Date”). Payments of principal shall be made upon surrender of the CBF global certificate and the DTC global certificate, as the case may be, to the paying agent.
     Any bondholder holding bonds through DTC (a “DTC bondholder”) shall receive payments of principal and interest in respect of the bonds in U.S. dollars, unless such DTC bondholder elects to receive payments in euro in accordance with the procedures set out below. To the extent that DTC bondholders shall not have made such election in respect of any payment of principal or interest, the aggregate amount designated for all such DTC bondholders in respect of any such payment (the “euro conversion amount”) shall be converted by the paying agent into U.S. dollars and paid by wire transfer of same day funds to the registered holder of the DTC global certificate for payment through DTC’s settlement system to the relevant DTC participants. All costs of any such conversion shall be deducted from such payments. Any such conversion shall be based on the paying agent’s bid quotation, at or prior to 11:00 A.M., New York City time, on the second New York business day (as defined under “—Business Days”) preceding the relevant payment date, for the purchase by the paying agent of the euro conversion amount with U.S. dollars for settlement on such payment date. If such bid quotation is not available, the paying agent shall obtain a bid quotation from a leading foreign exchange bank in New York City selected by the paying agent for such purpose. If no bid quotation from a leading foreign exchange bank is available, payment of the euro conversion amount will be in euro to the account or accounts specified by DTC to the paying agent. Until such account or accounts are so specified, the funds still held by the paying agent shall bear interest at the rate of interest quoted by the paying agent for deposits with it on an overnight basis, to the extent that the paying agent is reasonably able to reinvest such funds.
     Any DTC bondholder may elect to receive payment of principal and interest with respect to the bonds in euro by causing DTC, through the relevant DTC participant, to notify the paying agent by the time specified below of (i) such DTC bondholder’s election to receive all or a portion of such payment in euro and (ii) wire transfer instructions to a euro account. Such election in respect of any payment shall be made by the DTC bondholder at the time and in the manner required by the DTC procedures applicable from time to time and shall, in accordance with such procedures, be irrevocable. DTC’s notification of such election, wire transfer instructions and the amount payable in euro pursuant to this paragraph must be received by the paying agent prior to 5:00 P.M., New York City time, on the fifth New York business day (as defined under “—Business Days”) following the relevant record date (as defined under “—Record Date”) in the case of interest and prior to 5:00 P.M., New York City time, on the eighth New York business day prior to the payment date (see “—Payment Date and Due

Date”) for the payment of principal. Any payments under this paragraph in euro shall be made by wire transfer of same day funds to euro accounts designated by DTC.
     All payments made by us to CBF or to, or to the order of, the registered holder of the DTC global certificate, respectively, shall discharge our liability under the bonds to the extent of the sums so paid.
     Record Date. The record date for purposes of transfer restrictions (see “General Provisions—Transfers”) and payments of principal and interest (see “—Payments”) shall be, in respect of each such payment, the earlier of the following dates: (a) the date determined in accordance with the conventions observed by CBF from time to time for the entitlement of CBF accountholders to payments in respect of debt securities denominated in euro and represented by permanent global certificates (currently one Frankfurt business day), and (b) the tenth New York business day (as defined under “—Business Days”) preceding the relevant due date.
     Business Days. If any due date (see “—Payment Date and Due Date”) for payment of principal or interest in euro in respect of any bonds is not a Frankfurt business day, such payment will not be made until the next following Frankfurt business day, and no further interest shall be paid in respect of the delay in such payment. If any due date for payment of principal or interest in U.S. dollars in respect of any bond to the registered holder of the DTC global certificate is not a Frankfurt business day or not a New York business day, such payment shall not be made until the next day which is both a Frankfurt business day and a New York business day and no further interest shall be paid in respect of the delay in such payment. “Frankfurt business day” means any day (other than Saturday or Sunday) on which credit institutions are open for business in Frankfurt am Main, and “New York business day” means any day on which banking institutions in New York City are not obligated and not authorized to close.
     Payment Date and Due Date. For the purposes of the terms and conditions of the bonds, “payment date” means the day on which the payment is actually to be made, where applicable as adjusted in accordance with the preceding paragraph, and “due date” means the payment date provided for herein, without taking account of any such adjustment.
     Substitution of Paying Agent. The paying agent may, in respect of its functions and duties under this heading “—Payments,” substitute for itself its affiliate DBTCA.
Taxes
     All payments by us in respect of the bonds shall be made without deduction or withholding of taxes or other duties, unless such deduction or withholding is required by law. In the event of such tax deduction or withholding, KfW shall not be required to pay any additional amounts in respect of the bonds. There will be no “gross-up” provision.

Termination for Default
     Unless otherwise specified in the applicable prospectus supplement, any bondholder may, at its option, declare its bonds due and demand repayment thereof at their principal amount plus interest accrued to the date of repayment if we shall fail to pay any amount payable under the bonds within 30 days from the relevant due date. The right to declare bonds due shall cease if the bondholder has received the relevant payment before it has exercised such right. Any notice declaring bonds due shall be made by means of a written notice to be delivered by hand or registered mail to us together with proof that such bondholder at the time of such notice is a holder of the relevant bonds by means of a certificate of the bondholder’s custodian as set forth under “—Governing Law, Jurisdiction, Enforcement and Language—Enforcement.”
Registrar and Paying Agent
     We will appoint Deutsche Bank Aktiengesellschaft, Frankfurt am Main (“Deutsche Bank Frankfurt”), as initial registrar (the “registrar”) and paying agent (the “paying agent”). We may at any time vary or terminate the appointment of the registrar or the paying agent or approve any change in the office through which they act (the “specified office”) provided that there shall at all times be a registrar and paying agent, and provided further that so long as the bonds are listed on any stock exchange (and the rules of such stock exchange so require), we will maintain a paying agent with a specified office in the city in which such stock exchange is located. We will give notice of any change in the registrar or paying agent or in their specified offices by publication in the manner set forth under “—Notices.”
     The registrar and the paying agent in such capacities are acting exclusively as our agents and do not have any legal relationship of any nature with or accountability to any bondholder.
Further Issues
     We reserve the right, from time to time without the consent of the bondholders, to issue additional bonds, on terms identical in all respects to those set forth in the terms and conditions of the bonds (except as to the date from which interest shall accrue), so that such additional bonds shall be consolidated with, form a single issue with and increase the aggregate principal amount of, the bonds. The term “bonds” shall, in the event of such increase, also include such additional bonds.
Notices
     All notices regarding the bonds shall be published in the following newspapers: (a) at least one leading daily newspaper of general circulation in the Federal Republic of Germany admitted by the Frankfurt Stock Exchange to carry stock exchange announcements; and (b) a leading daily newspaper printed in the English language and of general circulation in New York City (expected to be The Wall Street Journal). Any notice will become effective for all purposes on the third day following the date of its publication or, if published more than once or on different dates, on the third day following the first date of any such publication.
Governing Law, Jurisdiction, Enforcement and Language
     Governing Law. The bonds, both as to form and content, as well as our rights and duties and those of the bondholders, shall be governed by and shall be construed in accordance with the laws of the Federal Republic of Germany. Transfers and pledges of bonds held through DTC and executed between DTC participants, and between DTC itself and DTC participants, will be governed by the laws of the State of New York. Transfers and pledges of bonds held through CBF and executed between CBF accountholders, and between CBF itself and CBF accountholder, will be governed by the laws of the Federal Republic of Germany.
     Jurisdiction. Any action or other legal proceedings arising out of or in connection with the bonds may exclusively be brought in the District Court (Landgericht) in Frankfurt am Main.
     Enforcement. Any bondholder may in any proceedings against us or to which the bondholder and we are parties protect and enforce in its own name its rights arising under its bonds on the basis of (a) a certificate issued by its custodian (i) stating the full name and address of the bondholder, (ii) specifying an aggregate principal amount of bonds credited on the date of such statement to such bondholder’s securities account maintained with such custodian and (iii) confirming that the custodian has given a written notice to CBF or DTC, as the case may be, and the registrar containing the information pursuant to (i) and (ii) and bearing acknowledgments of CBF or DTC and the relevant CBF accountholder or DTC participant and (b) a copy of the CBF global certificate or the DTC global certificate certified as being a true copy by a duly authorized officer of CBF or DTC, as the case may be, or the registrar. For purposes of the foregoing, “custodian” means any bank or other financial institution of recognized standing authorized to engage in securities custody business with which the bondholder maintains a securities account in respect of any bonds and includes CBF, DTC and any other clearing system which maintains an account with CBF.
     Language. The conditions are written in the German and English languages, with the German version controlling and binding.
CLEARING AND SETTLEMENT
     The information set forth below with respect to DTC, CBF, Euroclear or CBL, which are collectively referred to as the clearing systems, is subject to any change in or reinterpretation of the rules, regulations and procedures of the clearing systems currently in effect. The information concerning the clearing systems has been obtained from sources that we believe to be reliable, but neither we nor any manager take any responsibility for the accuracy thereof. Investors wishing to use the facilities of any of the clearing systems are advised to confirm the continued applicability of the rules, regulations and procedures of the relevant clearing system. We will not have any responsibility or liability for any aspect of the records relating to, or payments made on account of, interests in the bonds held through the facilities of any clearing system or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
Certification and Custody
     Clearing and settlement arrangements, including the existing links between CBF, Euroclear and CBL and an especially created link between these systems and DTC, will provide investors access to four major clearing systems. At initial settlement, the bonds will be represented by two or more permanent global certificates which will not be exchangeable for definitive certificates representing individual bonds. One permanent global certificate, to be held in CBF, will be issued in bearer form (the “CBF global certificate”) and will represent the bonds held by investors electing to hold bonds through financial institutions that are accountholders in CBF (“CBF accountholders”). Euroclear and CBL participate in CBF, and, accordingly, bonds held by investors electing to hold bonds through financial institutions that are participants in Euroclear and CBL (“Euroclear and CBL participants”) are thus included in the CBF global certificate. The other permanent global certificate or certificates, to be held by DBTCA as custodian for DTC, will be issued in registered form in the name of Cede & Co., as nominee of DTC, and is known as the “DTC global certificate,” which will represent the bonds held by investors electing to hold bonds through financial institutions that are participants in DTC (“DTC participants”). The bonds are expected to be accepted for clearance and settlement through CBF and DTC on the closing date specified in the applicable prospectus supplement.
     Together, the bonds represented by the CBF global certificate and the DTC global certificate will equal the total aggregate principal amount of the bonds outstanding at any time. When subsequent secondary market sales settle between the CBF and DTC clearing systems, such sales shall be recorded in the register and shall be reflected by respective increases and decreases in the CBF global certificate and the DTC global certificate.
     We will appoint Deutsche Bank Frankfurt as the registrar for the bonds as described in greater detail under the heading “Description of the Notes—Registrar and Paying Agent.” Deutsche Bank Frankfurt as CBF accountholder provides the link between CBF and DTC through DBTCA.

     Owners of legal co-ownership interests in the CBF global certificate or of beneficial interests in the DTC global certificate will not be entitled to have bonds registered in their names, and will not receive or be entitled to receive physical delivery of definitive certificates representing individual bonds.
     The CBF global certificate relating to a particular issue of bonds will be assigned an ISIN number and a common code, as set forth in the applicable prospectus supplement. The DTC global certificate will be assigned a CUSIP number as set forth in the applicable prospectus supplement.
Payments
     As described under “Description of the Bonds—Registrar and Paying Agent,” Deutsche Bank Frankfurt will act as our initial paying agent for the bonds. Principal and interest payments on the bonds will be made by us through the paying agent to CBF in euro and to the registered holder of the DTC global certificate in U.S. dollars or euro as set forth under “Description of the Bonds—Payments.” Any DTC bondholder shall receive payments of principal and interest in respect of the bonds in U.S. dollars, unless such DTC bondholder elects to receive payments in euro as set forth under “Description of the Bonds—Payments.” All payments duly made by us to CBF and to, or to the order of, the registered holder of the DTC global certificate, shall discharge our liability under the bonds to the extent of the sum or sums so paid. Therefore, after such payments have been duly made, neither we nor the paying agent has any direct responsibility or liability for the payment of principal or interest on the bonds to owners of beneficial interests in the DTC global certificate. Payments by DTC participants and indirect DTC participants (as defined under “—The Clearing Systems—DTC”) to owners of beneficial interests in the DTC global certificate will be governed by standing instructions and customary practices, and will be the responsibility of the DTC participants or indirect DTC participants. Neither we nor the paying agent will have any responsibility or liability for any aspect of the records of DTC relating to or payments made by DTC on account of beneficial interests in the DTC global certificate or for maintaining, supervising or reviewing any records of DTC relating to such beneficial interests. Substantially similar principles will apply with regard to the CBF global certificate and payments to holders of interests therein.
The Clearing Systems
CBF
     CBF is incorporated under the laws of the Federal Republic of Germany and acts as a specialized depositary and clearing organization. CBF is subject to regulation and supervision by the Federal Institute for Financial Services Supervision (Bundesanstalt für Finanzdienstleistungsaufsicht).

     CBF holds securities for its accountholders and facilitates the clearance and settlement of securities transactions between its CBF accountholders through electronic book-entry changes in securities accounts with simultaneous payment in euro in same-day funds. Thus, the need for physical delivery of certificates is eliminated.
     CBF provides to the CBF accountholders, among other things, services for safekeeping, administration, clearance and settlement of domestic German and internationally traded securities and securities lending and borrowing. CBF accountholders are banking institutions located in the Federal Republic of Germany including German branches of non-German financial institutions, and securities brokers or dealers admitted to a German stock exchange that meet certain additional requirements. Indirect access to CBF is available to others such as the managers (as defined in “Subscription and Sale” in the applicable prospectus supplement), securities brokers and dealers, banks, trust companies, clearing corporations and others, including individuals, that clear through or maintain custodial relationships with CBF accountholders either directly or indirectly.
DTC
     DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the U.S. Securities Exchange Act of 1934, as amended. DTC holds securities that DTC participants deposit with DTC. DTC also facilitates the post-trade settlement among DTC participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between DTC participants’ accounts. This eliminates the need for physical movement of securities certificates. DTC participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC, in turn, is owned by a number of DTC participants and Members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation, and Emerging Markets Clearing Corporation, (NSCC, GSCC, MBSCC, and EMCC, also subsidiaries of DTCC), as well as by the New York Stock Exchange, Inc., the American Stock Exchange LLC and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly (“indirect DTC participants”). The DTC Rules applicable to its participants are on file with the Securities and Exchange Commission.

     Transfers of beneficial interests in bonds in DTC may be made only through DTC participants. Indirect DTC participants are required to effect transfers through a DTC participant. In addition, beneficial owners of bonds in DTC will receive all distributions of principal of and interest on the bonds from the paying agent through a DTC participant. Distributions in the United States will be subject to tax reporting in accordance with relevant United States tax laws and regulations as set forth in the prospectus under “United States Taxation.”
     Because DTC can only act on behalf of DTC participants, who in turn act on behalf of indirect DTC participants, and because beneficial owners will hold interests in the bonds through DTC participants or indirect DTC participants, the ability of such beneficial owners to pledge bonds to persons or entities that do not participate in DTC, or otherwise take actions with respect to such bonds, may be limited.
     The established procedures of DTC provide that (i) upon issuance of the bonds by us, DTC will credit the accounts of DTC participants designated by the managers (as defined in the applicable prospectus supplement under “Subscription and Sale”) with the principal amount of the bonds purchased by the managers, and (ii) ownership of interests in the DTC global certificate will be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC, the DTC participants and the indirect DTC participants. The laws of some jurisdictions require that certain persons take physical delivery in definitive form of securities which they own. Consequently, the ability to transfer beneficial interests in the DTC global certificate may be limited in such context.
CBL
     CBL is incorporated under the laws of Luxembourg. CBL holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between CBL participants through electronic book-entry changes in accounts of CBL participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CBL in various currencies, including euro. CBL provides to CBL participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CBL interfaces with domestic markets in several countries. As a professional depositary, CBL is subject to regulation by the Luxembourg Monetary Institute.
     CBL participants are recognized financial institutions around the world, including managers, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the managers. Indirect access to CBL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CBL participant either directly or indirectly. Distributions with respect to bonds held beneficially through CBL will be credited to cash accounts of CBL participants in accordance with its rules and procedures.
Euroclear
     Euroclear was created in 1968 to hold securities for participants of Euroclear and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in various currencies, including euro. Euroclear includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries. Euroclear is operated by Euroclear Bank S.A./N.V. (the “Euroclear operator”). All operations are conducted by the Euroclear operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the managers. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.
     The Euroclear operator is regulated and examined by the Belgian Banking Commission.
     Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law (collectively, the “Euroclear terms and conditions”). The Euroclear terms and conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear operator acts under the Euroclear terms and conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.
     Distributions with respect to bonds held beneficially through Euroclear will be credited to the cash accounts of Euroclear participants in accordance with the Euroclear terms and conditions, to the extent received by the Euroclear operator.

Global Clearance and Settlement Procedures
Initial Settlement
     The CBF global certificate and the DTC global certificate, respectively, will be delivered at initial settlement to CBF and DBTCA (as custodian for DTC), respectively. Customary settlement procedures will be followed for participants of each system at initial settlement. Primary market purchasers are required to pay for the bonds in euro unless otherwise arranged. See “Information on Currency Conversion and Foreign Exchange Exposure—Currency Conversion.”
     Settlement procedures applicable to the domestic euro-denominated bond market will be followed for primary market purchasers that are CBF accountholders: bonds will be credited to their securities accounts on the settlement date against payment in euro in same-day funds. Settlement procedures applicable to euro-denominated eurobonds will be followed for primary market purchasers that are Euroclear or CBL participants: bonds will be credited to their securities accounts on the settlement date against payment in same-day funds.
     Primary market purchasers that are DTC participants can have their securities accounts with DTC credited with bonds (i) “free of payment” if they have arranged for payment in euro outside DTC and (ii) against payment in U.S. dollars in same-day funds on the settlement date through DTC’s settlement system.
Secondary Market
     The following paragraphs set forth the procedures governing settlement of secondary market sales of securities such as the bonds in effect on the date hereof.
     Secondary Market Sales of Bonds for Settlement Within Each Clearing System and Between Euroclear and CBL Participants. These sales will be settled in accordance with the rules and procedures established by that system. Settlement within CBF of regular sales at the stock exchanges in Frankfurt will be made on a two business-day basis. Sales to be settled within Euroclear or CBL and between Euroclear and CBL will normally settle on a three-day basis unless parties specify a different period, which may be as short as two days. DTC is a U.S. dollar-based system but sales may be settled in other currencies on a free-delivery basis. Sales to be settled within DTC denominated in U.S. dollars can settle on a same-day basis; in the case of non-U.S. dollar denominated sales within DTC, the bonds can be delivered same-day, but payment will be made outside DTC.

     Secondary Market Sales Between CBF Accountholders and Euroclear or CBL Participants. These trades normally settle on a three-day basis, unless parties specify a different period, which may be as short as two days.
     Secondary Market Sales From a DTC Participant to a CBF Accountholder or a Euroclear or CBL Participant. Two days prior to a settlement, a DTC participant selling bonds to a CBF accountholder or a Euroclear or CBL participant will notify DBTCA of the settlement instructions and will deliver the bonds to DBTCA by means of DTC’s Deliver Order procedures. DBTCA will send the settlement instructions to Deutsche Bank Frankfurt. One day prior to settlement, Deutsche Bank Frankfurt will enter delivery-versus-payment instructions into CBF for settlement through its CBF transfer account; the Euroclear or CBL participant will instruct its clearing system to transmit receipt-versus-payment instructions to CBF, and the CBF accountholder will transmit such instructions directly to CBF, with DBTCA as counterparty. On the settlement date, the DTC participant will input a Deposit/Withdrawal at Custodian (“DWAC”) transaction to remove the bonds to be sold from its DTC securities account; matched and pre-checked trades are settled versus payment-the CBF accountholder’s or CBL participant’s securities account is credited same day value, the Euroclear participant’s securities account is credited not later than the next day for the value settlement date, and Deutsche Bank Frankfurt causes the DTC participant’s pre-specified euro account at Deutsche Bank Frankfurt to be credited for same day value, or any other euro account pre-specified by such DTC participant for value the next day.
     Secondary Market Sales from a CBF Accountholder or a Euroclear or CBL Participant to a DTC Participant. Two days prior to settlement, a DTC participant will send Deutsche Bank Securities Corporation, Securities Operations, acting as processing agent for DBTCA, the details of the transaction for transmittal to Deutsche Bank Frankfurt and instruct its bank to fund Deutsche Bank Frankfurt’s euro account one day prior to settlement.
     A Euroclear or CBL participant will instruct its clearing system no later than one day prior to settlement to transmit delivery-versus-payment instructions to CBF, and a CBF accountholder will transmit one day prior to settlement such instructions directly to CBF, naming Deutsche Bank Frankfurt as counterparty with further credit to DTC. At the same time (i.e., one day prior to settlement), Deutsche Bank Frankfurt will transmit settlement to CBF.
     On the settlement day, upon settlement of the trade in CBF, Deutsche Bank Frankfurt will inform DBTCA of such settlement; the DTC participant will initiate a DWAC deposit transaction for DBTCA to approve, resulting in a deposit of bonds in the DTC participant’s securities account same day value. The CBF accountholder or a Euroclear or CBL participant’s accounts are credited with the sales proceeds same day value.

     Settlement in other currencies between the DTC and CBF systems is possible using free-of-payment transfers to move the bonds, but funds movements will take place separately.
INFORMATION ON CURRENCY CONVERSION AND
FOREIGN EXCHANGE EXPOSURE
Currency Conversion
     Initial purchasers are required to pay for the bonds in euro. Each manager may, under certain terms and conditions, arrange for the conversion of U.S. dollars into euro to enable U.S. purchasers to pay for the bonds. Each such conversion will be made by such manager on such terms and subject to such conditions, limitations and charges as such manager may from time to time establish in accordance with its regular foreign exchange practices, and subject to any applicable laws and regulations. All costs of conversion will be borne by such purchasers of the bonds. See also “—Foreign Exchange Exposure.” For the specific payment procedures in connection with the payments to be made by KfW under the bonds, see “Description of the Bonds—Payments.”
Foreign Exchange Exposure
     For U.S. investors whose financial activities are denominated principally in U.S. dollars, an investment in the bonds entails certain risks that are not associated with a similar investment in a security denominated in U.S. dollars. Such risks include, without limitation, the possibility of significant changes in the rate of exchange between the U.S. dollar and the euro, and the possibility of the imposition or modification of foreign exchange controls by either the United States or the European Central Bank. In recent years, the exchange rate between the U.S. dollar and the euro has fluctuated. Fluctuations in the exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in the exchange rate that may occur during the term of the bonds. Depreciation of the euro against the U.S. dollar would result in a decrease in the U.S. dollar-equivalent yield of a bond, in the U.S. dollar-equivalent value of the principal repayable at maturity of such bond and generally in the U.S. dollar-equivalent market value of such bond, while appreciation of the euro would have the opposite effects.
     The member states of the European Union that introduced the euro on January 1, 1999 were selected by the European Council in May 1998. The relative strength or weakness of the euro is dependent upon, among other things, economic developments in such participating member states.

SUBSCRIPTION AND SALE
Subscription Agreement
     As specified in more detail in the applicable prospectus supplement, we expect that the underwriters named in the applicable prospectus supplement (the “managers”) will agree with us, severally and not jointly, a subscription agreement, to subscribe and pay for the bonds according to the terms described in the applicable prospectus supplement. We expect that the managers will commit to take and pay for all of the bonds, if any are taken, under the terms and conditions of the subscription agreement. We may also agree to bear certain costs and expenses incurred by the managers in connection with the issue, subscription and offering of the bonds. After the initial public offering, the price to public may be changed.
Certain Selling Restrictions
     The bonds will be offered for sale in those jurisdictions in the United States, Europe, Asia and elsewhere where it is legal to make such offers. Unless otherwise provided in the applicable prospectus supplement, the following selling restrictions will apply to the bonds.
     EEA. In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), we expect that each manager will represent and agree not to make an offer of the bonds to the public in that Relevant Member State prior to the publication of a prospectus in relation to the bonds which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of the bonds to the public in that Relevant Member State at any time:
1.	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;
2.	to any legal entity which has two or more of (a) an average of at least 250 employees during the last financial year, (b) a total balance sheet of more than €43,000,000 and (c) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

3.	in any other circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive or pursuant to any applicable national law of any Relevant Member State;
whereby the expression an “offer of the bonds to the public” in relation to the bonds in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the bonds to be offered so as to enable an investor to decide to purchase or subscribe the bonds, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.
     United Kingdom. We expect that each manager will represent and agree that: (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of such bonds in circumstances in which section 21(1) of the FSMA does not apply to us; and (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the bonds in, from or otherwise involving the United Kingdom.
     United States. We expect that each manager will agree that in connection with any distribution of the bonds in the United States such manager will comply with and cause any of its affiliates which offers or sells bonds in the United States to comply with applicable United States law.
     Japan. We expect that each manager will acknowledge and agree that it will not offer or sell any bonds directly or indirectly in Japan or to, or for the benefit of, any Japanese person or to others, for re-offering or re-sale directly or indirectly in Japan or to any Japanese person, except in each case pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law of Japan and any other applicable laws and regulations of Japan. For purposes of this paragraph, “Japanese person” means any person resident in Japan, including any corporation or other entity organized under the laws of Japan.
     Canada. We expect that each manager will represent and agree that it has not offered or sold, and it will not offer or sell any bonds, directly or indirectly, in Canada or any province or territory thereof or to, or for the benefit of, any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada and will represent that any offer of bonds in Canada will be made only pursuant to an exemption from the requirement to file a prospectus in the province or territory of Canada in which such offer is made. Each manager will further represent and agree that it has not and it will not distribute or deliver the prospectus or any other offering material relating to the bonds in Canada or to any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada. Each manager will also represent and agree that it will send to any dealer who purchases from it any bonds a notice stating in substance that, by purchasing such bonds, such dealer represents and agrees that it has not offered or sold, and it will not offer or sell any bonds, directly or indirectly, in Canada or any province or territory thereof or to, or for the benefit of, any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada, that any offer of bonds in Canada will be made only pursuant to an exemption from the requirement to file a prospectus in the province or territory of Canada in which such offer is made and that it has not and it will not distribute or deliver the prospectus or any other offering material relating to the bonds in Canada or to any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada, and that such dealer will deliver to any other dealer to which it sells any such bonds a notice to the foregoing effect.
     Hong Kong. We expect that each manager will represent and agree that (a) it has not offered and sold, and will not offer or sell, in Hong Kong, by means of any document, any bonds other than (i) to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent, or (ii) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32) of Hong Kong (CO) or (iii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571) (“SFO”) and any rules made under the SFO, or (iv) in other circumstances which do not result in the document being a “prospectus” within the meaning of the CO; and (b) it has not issued, or had in its possession for the purposes of issue, and will not issue, or have in its possession for the purpose of issue (in each case whether in Hong Kong or elsewhere), any advertisement, invitation or document relating to the bonds, which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to bonds which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the SFO and any rules made under the SFO.
     Public Offer. We expect that each manager will acknowledge that (other than in the United States) no action has been or will be taken in any jurisdiction by the managers or us that would permit a public offering of the bonds, or possession or distribution of any of the prospectus or any other offering material, in any jurisdiction where action for those purposes is required. Each manager will comply with all applicable laws and regulations in each jurisdiction in which it purchases, offers, sells, distributes or delivers bonds or has in its possession or distributes any disclosure document or any other offering material and will obtain or make, give or fulfill any consent, approval, registration, notice, permission or other regulatory requirement required by it or us for the purchase, offer, sale, distribution or delivery of the bonds and the possession or distribution of any of the disclosure documents or any other offering material under the laws and regulations in force in any jurisdiction to which it is subject or in or from which it makes any such purchase, offer, sale, distribution or delivery, in all cases at its own expense.
Other Provisions
     Conditions. We expect that the subscription agreement will provide that the obligations of the managers are subject to certain conditions, including approval of certain legal matters by counsel. In addition, the managers may have the right, after consultation with us, to terminate the subscription agreement at any time prior to the payment of the purchase price if there shall have been such a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls as would in their view be likely to prejudice materially the success of the offering and distribution of the bonds or dealing in the bonds in the secondary market.
     No Established Trading Market. The bonds will be a new issue of securities with no established trading market. We expect that application will be made to list the bonds on the regulated market (geregelter Markt) of the Frankfurt Stock Exchange. We expect that the managers will intend to make a market in the bonds. The managers may agree to do so but may discontinue market making at any time. No assurance can be given as to the liquidity of the trading market for the bonds.
     Stabilization. In connection with this offering of bonds, we may appoint a “stabilization manager.” The stabilization manager or any person acting for it may purchase and sell the bonds in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the stabilization manager or any person acting for it of a greater number of the bonds than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the bonds while the offering is in progress.
     The stabilization manager may also impose a penalty bid. This occurs when a particular manager repays to the stabilization manager a portion of the underwriting discount received by it because the stabilization manager or its affiliates have repurchased bonds sold by or for the account of such manager in stabilizing or short covering transactions.
     These activities by the stabilization manager or any person acting for it may stabilize, maintain or otherwise affect the market price of the bonds. As a result, the price of the bonds may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the stabilization manager or any person acting for it at any time. These transactions may be effected in the over-the-counter market or otherwise.

Delivery and Settlement
     It is expected that delivery of the bonds will be made against payment on or about the date specified in the penultimate paragraph of the cover page of the applicable prospectus supplement, which we expect to be later than the third New York business day following the date of pricing of the bonds. Under Rule 15c6-1 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, if any purchaser has traded or wishes to trade bonds on the date of pricing of the bonds or the next succeeding business days, it may be required, by virtue of the fact that the bonds will initially settle later than on the third New York business day following the date of pricing of the bonds or any other day as specified in the applicable prospectus supplement, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the bonds who have traded or wish to trade the bonds on any day for which settlement within three New York business days would not be possible should consult their own advisors.

INFORMATION RELATING TO
CANADIAN DOLLAR-DENOMINATED NOTES
     The following description will apply to all Canadian dollar-denominated notes offered by KfW’s prospectus dated January 3, 2006 except KfW’s medium-term notes offered by the prospectus supplement dated January 5, 2006 (referred to herein as the “notes” and in the prospectus as the “securities”). However, if and to the extent that the prospectus supplement relating to any issue of notes contains terms that are different from the general terms set forth herein, the terms described in that prospectus supplement will apply with respect to that issue of notes. This description supplements and, if inconsistent, replaces the general description of the securities in KfW’s prospectus dated January 3, 2006. Cross-references within this section “ Information Relating to Canadian Dollar-Denominated Notes” are to subsections contained in this section.
DESCRIPTION OF THE NOTES
General Provisions
     Principal Amount and Denomination. The notes will be issued in the aggregate principal amount specified in the applicable prospectus supplement, divided into the appropriate number of notes in the principal amount of C$1,000 each, which will rank equally among themselves.
     Global Certificates—Form. The notes will be issued as book-entry notes represented by one or more permanent global certificates without interest coupons, which will be kept in custody by Deutsche Bank Trust Company Americas (“DBTCA”), or any successor, as custodian for The Depositary Trust Company, also known as DTC, until all our obligations under the notes have been satisfied. The global certificates (as defined under “Clearing and Settlement—Certification and Custody; Appointment of Registrar and Paying Agent”) will be manually signed by two of our authorized representatives and will each be manually authenticated by or on behalf of the registrar (as defined under “Clearing and Settlement—Certification and Custody; Appointment of Registrar and Paying Agent”). According to the conditions, definitive certificates representing individual notes and interest coupons will not be issued. Definitive certificates representing individual notes may, however, be issued in limited circumstances described under “Clearing and Settlement—The Clearing Systems—DTC.”
     Transfers. Transfers of notes will be made by book-entry only as described in further detail under “Clearing and Settlement—Transfers.”

Status
     The notes will constitute unsecured and unsubordinated obligations of KfW and will rank equally with all of our other present and future unsecured and unsubordinated obligations, but subject to any applicable mandatory statutory exceptions.
Interest
     Interest Rate and Due Dates. Unless otherwise specified in the applicable prospectus supplement, the notes will bear interest at the rate per year set forth in that prospectus supplement as from the closing date or such other date as is set forth therein. The notes will cease to bear interest upon the end of the day preceding the day on which they become due for redemption. Interest will be payable in two equal semi-annual installments in arrears on the interest payment dates specified in the applicable prospectus supplement, or as is otherwise set forth in that prospectus supplement. The first interest payment will be made on the first interest payment date specified in the applicable prospectus supplement for the period commencing on the closing date or such other date as is specified in the applicable prospectus supplement (inclusive) and ending on the first interest payment date specified in the applicable prospectus supplement (exclusive).
     Late Payment. Should we fail to repay the notes on the due date therefor, interest on the notes shall, subject to the provisions with respect to business days (as defined under “—Payments—Business Days”), accrue beyond the due date until actual repayment of the notes at the default rate of interest established by law. Under German law, the default rate is five percentage points above the basic rate of interest announced by the German Federal Bank immediately after January 1 and July 1 in each year.
     Accrued Interest. Whenever it is necessary to compute any amount of accrued interest in respect of the notes for a period of less than one full year (other than with respect to semi-annual interest payments) interest shall be calculated on the basis of the actual number of days in the period and a year of 365 or 366 days, as the case may be (known as “Actual/Actual Canadian Compound Method”) or such other day count convention as is set forth in the applicable prospectus supplement.
Maturity; Early Redemption; Repurchase
     Maturity. The notes shall be redeemed at par on the maturity date set forth in the applicable prospectus supplement. Subject to the provisions with respect to termination for default set forth under “—Termination for Default,” neither KfW nor any noteholder shall be entitled to redeem the notes before their stated maturity.
     Early Redemption. If specified in the applicable prospectus supplement, the notes may be redeemed, as a whole but not in part, on the early redemption date or dates as set forth in the applicable prospectus supplement, at our option upon prior written notice of no less than the early redemption notice period set forth in the applicable prospectus supplement, at the redemption price set forth in that prospectus supplement (being equal to a percentage of the principal amount of the notes), together with interest accrued to, but excluding, the applicable early redemption date, or at any other redemption price set forth in the applicable prospectus supplement.
     If notes will be redeemable at the option of the issuer, we may choose to redeem the notes at any time, especially when prevailing interest rates are relatively low. As a result, redemption may adversely affect your return on the notes as you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate of the notes being redeemed.
     Repurchase. We may at any time purchase and resell notes in the open market or otherwise at any price. Notes so purchased and not resold by us may, at our own discretion, be held or surrendered to the paying agent for cancellation.
Payments
     Payments. Payments of principal of, and interest on, the notes shall be made on the relevant payment date (see “—Payment Date and Due Date”) to, or to the order of, the person registered at the close of business on the relevant record date (see “—Record Date”) in the register kept by the registrar in U.S. dollars or Canadian dollars as set forth below. Payments of principal shall be made upon surrender of the global certificates to the paying agent.
     Any holder shall receive payments of principal and interest in respect of the notes in U.S. dollars, unless such holder elects to receive payments in Canadian dollars in accordance with the procedures set out below. To the extent that holders shall not have made such election in respect of any payment of principal or interest, the aggregate amount designated for all such holders in respect of any such payment (the “CAD conversion amount”) shall be converted by the paying agent into U.S. dollars and paid by wire transfer of same day funds to the registered holder of the global certificate for payment through DTC’s settlement system to the relevant DTC participants. All costs of any such conversion shall be deducted from such payments. Any such conversion shall be based on the paying agent’s bid quotation, at or prior to 11:00 A.M., New York City time, on the second conversion business day (as defined under “—Business Days”) preceding the relevant payment date, for the purchase by the paying agent of the CAD conversion amount with U.S. dollars for settlement on such payment date. “Conversion business day” means a day which is a New York business day, a Toronto business day, and a Frankfurt business day (as defined under “—Business Days”). If such bid quotation is not available, the paying agent shall obtain a bid quotation from a leading foreign exchange bank in New York City selected by the paying agent for such purpose. If no bid quotation from a leading foreign exchange bank is available, payment of the CAD conversion amount will be made in Canadian dollars to the account or accounts specified by DTC to the paying agent. Until such account or accounts are so specified, the funds still held by the paying agent shall bear interest at the rate of interest quoted by the paying agent for deposits with it on an overnight basis, to the extent that the paying agent is reasonably able to reinvest such funds.
     Any holder may elect to receive payment of principal and interest with respect to the notes in Canadian dollars by causing DTC, through the relevant DTC participant, to notify the paying agent by the time specified below of (i) such holder’s election to receive all or a portion of such payment in Canadian dollars and (ii) wire transfer instructions to a Canadian dollar account. Such election in respect of any payment shall be made by the holder at the time and in the manner required by the DTC procedures applicable from time to time and shall, in accordance with such procedures, be irrevocable. DTC’s notification of such election, wire transfer instructions and the amount payable in Canadian dollars pursuant to this paragraph must be received by the paying agent prior to 5:00 P.M., New York City time, on the fifth New York business day (as defined under “—Business Days”) following the relevant record date (as defined under “—Record Date”) in the case of interest and prior to 5:00 P.M., New York City time, on the eighth New York business day prior to the payment date (see “—Payment Date and Due Date”) for the payment of principal. Any payments under this paragraph in Canadian dollars shall be made by wire transfer of same day funds to Canadian dollar accounts designated by DTC.
     All payments made by us to, or to the order of, the registered holder of the global certificates shall discharge our liability under the notes to the extent of the sums so paid.
     Availability of Canadian Dollars. If we determine that any amount payable on a relevant payment date in Canadian dollars is not available to us in freely negotiable and convertible funds for reasons beyond our control or that Canadian dollars (or any successor currency to it provided for by law) is no longer used for the settlement of international financial transactions, we may fulfill our payment obligations by making such payment in U.S. dollars on, or as soon as reasonably practicable after, the respective payment date on the basis of the applicable exchange rate. No further interest or any other payment will be due as a result thereof. The applicable exchange rate for Canadian dollars is (1) if available, the noon dollar buying rate in New York City for cable transfers for Canadian dollars on the second business day prior to the particular payment date as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York or, (2) if such rate is not available, the foreign exchange rate for Canadian dollars as determined by us in our equitable discretion.
     Record Date. The record date for purposes of payments of principal and interest (see “—Payments”) shall be, in respect of each such payment, the tenth New York business day prior to the relevant payment date (see “—Payment Date and Due Date”).

     Business Days. If any due date for payment of (see “—Payment Date and Due Date” ) principal or interest in Canadian dollars in respect of any note to the registered holder of the global certificate is not a Toronto business day, such payment will not be made until the next following Toronto business day and no further interest shall be paid in respect of the delay in such payment. If any due date for payment of principal or interest in U.S. dollars in respect of any note to the registered holder of a global certificate is not a Toronto business day or not a New York business day, such payment shall not be made until the next day which is both a Toronto business day and a New York business day, and no further interest shall be paid in respect of the delay in such payment. “New York business day” means any day on which banking institutions in New York City are not obligated and not authorized to close. “Toronto business day” means any day (other than a Saturday or Sunday) on which credit institutions are open for business in Toronto. “Frankfurt business day” means any day (other than a Saturday or Sunday) on which credit institutions are open for business in Frankfurt am Main.
     Payment Date and Due Date. For the purposes of the terms and conditions of the notes, “payment date” means the day on which the payment is actually to be made, where applicable as adjusted in accordance with the preceding paragraph, and “due date” means the payment date provided for herein, without taking account of any such adjustment.
Taxes
     All payments by us in respect of the notes shall be made without deduction or withholding of taxes or other duties, unless such deduction or withholding is required by law. In the event of such tax deduction or withholding, KfW shall not be required to pay any additional amounts in respect of the notes. There will be no “gross-up” provision.
Termination for Default
     Unless otherwise specified in the applicable prospectus supplement, any noteholder may, at its option, declare its notes due and demand repayment thereof at their principal amount plus interest accrued to the date of repayment if we shall fail to pay any amount payable under the notes within 30 days from the relevant due date. The right to declare notes due shall cease if the noteholder has received the relevant payment before it has exercised such right. Any notice declaring notes due shall be made by means of a written notice to be delivered by hand or registered mail to us together with proof that such noteholder at the time of such notice is a holder of the relevant notes by means of a certificate of the noteholder’s custodian as set forth under “—Governing Law, Jurisdiction, Enforcement and Language—Enforcement.” Definitive certificates representing individual notes and interest coupons will not be issued in the event of a default.

Registrar and Paying Agent
     We will appoint DBTCA as initial registrar (the “registrar”) and paying agent (the “paying agent”). We may at any time vary or terminate the appointment of the registrar or the paying agent or approve any change in the office through which they act (the “specified office”) provided that there shall at all times be a registrar and paying agent, and provided further that so long as the notes are listed on any stock exchange (and the rules of such stock exchange so require), we will maintain a paying agent with a specified office in the city in which such stock exchange is located. We will give notice of any change in the registrar or paying agent or in their specified offices by publication in the manner set forth under “—Notices.”
     The registrar and the paying agent in such capacities are acting exclusively as our agents and do not have any legal relationship of any nature with or accountability to any noteholder.
Further Issues
     We reserve the right, from time to time without the consent of the noteholders, to issue additional notes, on terms identical in all respects to those set forth in the terms and conditions of the notes (except as to the date from which interest shall accrue), so that such additional notes shall be consolidated with, form a single issue with and increase the aggregate principal amount of, the notes. The term “notes” shall, in the event of such increase, also include such additional notes.
Notices
     All notices regarding the notes shall be published in the following newspapers: (a) so long as the notes are listed on the Luxembourg Stock Exchange (and the rules of such Stock Exchange so require) at least one leading daily newspaper of general circulation in Luxembourg (expected to be d’Wort); (b) a leading daily newspaper of general circulation in the Federal Republic of Germany; (c) a leading daily newspaper printed in the English language and of general circulation in New York City (expected to be The Wall Street Journal); and (d) a leading daily newspaper printed in the English language and of general circulation in Canada (expected to be The Globe and Mail). Any notice will become effective for all purposes on the third day following the date of its publication or, if published more than once or on different dates, on the third day following the first date of any such publication.
Governing Law, Jurisdiction, Enforcement and Language
     Governing Law. The notes, both as to form and content, as well as our rights and duties and those of the noteholders, shall be governed by and shall be construed in accordance with the laws of the Federal Republic of Germany. Transfers and pledges of notes executed between DTC participants and between DTC and DTC participants will be governed by the laws of the State of New York.
     Jurisdiction. Any action or other legal proceedings arising out of or in connection with the notes may exclusively be brought in the District Court (Landgericht) in Frankfurt am Main.
     Enforcement. Any noteholder may in any proceedings against us or to which the noteholder and we are parties protect and enforce in its own name its rights arising under its notes on the basis of (a) a certificate issued by its custodian (i) stating the full name and address of the noteholder, (ii) specifying an aggregate principal amount of notes credited on the date of such statement to such noteholder’s securities account maintained with such custodian and (iii) confirming that the custodian has given a written notice to DTC and the registrar containing the information pursuant to (i) and (ii) and bearing acknowledgments of DTC and the relevant DTC participant and (b) copies of the global certificates certified as being true copies by a duly authorized officer of DTC or the registrar. For purposes of the foregoing, “custodian” means any bank or other financial institution of recognized standing authorized to engage in securities custody business with which the noteholder maintains a securities account in respect of any notes and includes DTC and any other clearing system which is a participant in DTC.
     Language. The conditions are written in the English and German languages, with the English version controlling and binding.
CLEARING AND SETTLEMENT
     The information set forth below with respect to DTC, CDS (as defined below), Euroclear (as defined below) or CBL (as defined below), which are collectively referred to as the clearing systems, is subject to any change in or reinterpretation of the rules, regulations and procedures of the clearing systems currently in effect. The information concerning the clearing systems has been obtained from sources that we believe to be reliable, but neither we nor any manager take any responsibility for the accuracy thereof. Investors wishing to use the facilities of any of the clearing systems are advised to confirm the continued applicability of the rules, regulations and procedures of the relevant clearing system. We will not have any responsibility or liability for any aspect of the records relating to, or payments made on account of, interests in the notes held through the facilities of any clearing system or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
Certification and Custody; Appointment of Registrar and Paying Agent
     Clearing and settlement arrangements, including the existing links between The Canadian Depository for Securities Limited, Canada (“CDS”), Euroclear Bank S.A./N.V. as operator of the Euroclear System (“Euroclear”) and Clearstream Banking, société

anonyme, Luxembourg (“CBL”) and the participation of these systems in DTC, will provide investors access to four major clearing systems. At initial settlement, the notes will be represented by one or more permanent global certificates (the “global certificates”) which will not be exchangeable for definitive certificates representing individual notes except in very limited circumstances described under “—The Clearing Systems—DTC.” The global certificates, which are to be held by DBTCA as custodian for DTC, will be issued in registered form in the name of Cede & Co., as nominee of DTC. The global certificates will represent the notes held by investors electing to hold notes through financial institutions that are participants in DTC (“DTC participants”). The notes are expected to be accepted for clearance and settlement through DTC on the closing date specified in the applicable prospectus supplement. CDS, Euroclear and CBL participate in DTC, and, accordingly, notes held by investors electing to hold notes through financial institutions that are participants in CDS, Euroclear and CBL (“CDS, Euroclear and CBL participants”) are thus also represented by the global certificates.
     The notes represented by the global certificates will equal the total aggregate principal amount of the notes outstanding at any time. Owners of beneficial interests in the global certificates will not be entitled to have notes registered in their names, and will not be entitled to receive physical delivery of definitive certificates representing individual notes. KfW may issue definitive certificates representing individual notes in limited circumstances described under “—The Clearing Systems—DTC.”
     We will appoint DBTCA as initial registrar and paying agent (in performing both functions, the “agent”) as described in greater detail under the heading “Description of the Notes—Registrar and Paying Agent.”
     The global certificates relating to a particular issue of notes will be assigned an ISIN number, a CUSIP number and a common code, as set forth in the applicable prospectus supplement.
Payments
     As described under “—Certification and Custody; Appointment of Registrar and Paying Agent,” DBTCA will act as our initial paying agent for the notes. Principal and interest payments on the notes will be made by us through the paying agent to the registered holder of the global certificates in U.S. dollars or Canadian dollars as set forth under “Description of the Notes—Payments.” Any noteholder shall receive payments of principal and interest in respect of the notes in U.S. dollars, unless such holder elects to receive payments in Canadian dollars as set forth under “Description of the Notes—Payments.” All payments duly made by us to, or to the order of, the registered holder of the global certificates, shall discharge our liability under the notes to the extent of the sum or sums so paid. Therefore, after such payments have been duly made, neither we nor the paying agent has any direct responsibility or liability for the payment of principal or interest on the notes to owners of beneficial interests in the global certificates.

Payments by DTC participants and indirect DTC participants (as defined under “—The Clearing Systems—DTC”) to owners of beneficial interests in the global certificates will be governed by standing instructions and customary practices and will be the responsibility of the DTC participants or indirect DTC participants. Neither we nor the paying agent will have any responsibility or liability for any aspect of the records of DTC relating to or payments made by DTC on account of beneficial interests in the global certificates or for maintaining, supervising or reviewing any records of DTC relating to such beneficial interests. Substantially similar principles will apply with regard to CDS, Euroclear and CBL participants.
Transfers
     Title to book-entry interests in the notes will pass by book-entry registration of the transfer within the records of DTC, CDS, Euroclear or CBL, as the case may be, in accordance with their respective procedures. Book-entry interests in the notes may be transferred within DTC, CDS, Euroclear or CBL, as the case may be, in accordance with their respective procedures established for this purpose. Transfers of book-entry interests in the notes between any of DTC, CDS, Euroclear and CBL may be effected in accordance with the procedures established for this purpose by DTC, CDS, Euroclear and CBL.
The Clearing Systems
Overview
     Beneficial interests in the global certificates will be represented through book-entry accounts at financial institutions acting on behalf of such beneficial owners as direct and indirect participants in DTC. An investor may elect to hold beneficial interests in the global certificates directly through either DTC, CDS, Euroclear or CBL, if such investor is a participant in any such system, or indirectly through an organization which is a participant in any such system. CDS will hold interests on behalf of its participants through its account at DTC. Euroclear and CBL will hold interests on behalf of their participants through customer securities accounts in the name of Euroclear and CBL on the books of their respective depositaries, which in turn will hold such interests in customer securities accounts in their respective names on the books of DTC.
CDS
     CDS was incorporated in 1970 and is Canada’s national securities clearing and depository services organization. Functioning as a service utility for the Canadian financial community, CDS provides a variety of computer automated services for financial institutions and investment dealers active in domestic and international capital markets. CDS participants include banks, investment dealers and trust companies and may include certain of the managers. Indirect access to CDS is available to other organizations that clear through or maintain a custodial relationship with a CDS participant. Transfers of ownership and other interests, including cash distributions, in bonds in CDS may only be processed through CDS participants and will be completed in accordance with existing CDS rules and procedures. CDS operates in Montreal, Toronto, Calgary, Vancouver and Halifax to centralize securities clearing functions through a central securities depository.
     CDS is a private corporation, owned one-third by investment dealers, one-third by banks and one-third by trust companies through their respective industry associations. CDS is the exclusive clearing house for equity trading on the Toronto Stock Exchange and also clears a substantial volume of “over-the-counter” trading in equities and bonds.
DTC
     DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the U.S. Securities Exchange Act of 1934, as amended. DTC holds securities that DTC participants deposit with DTC. DTC also facilitates the post-trade settlement among DTC participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between DTC participants’ accounts. This eliminates the need for physical movement of securities certificates. DTC participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC, in turn, is owned by a number of DTC participants and Members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation and Emerging Markets Clearing Corporation, (NSCC, GSCC, MBSCC, and EMCC, also subsidiaries of DTCC), as well as by the New York Stock Exchange, Inc., the American Stock Exchange LLC and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly (“indirect DTC participants”). The DTC Rules applicable to its participants are on file with the Securities and Exchange Commission.
     Transfers of beneficial interests in notes in DTC may be made only through DTC participants. Indirect DTC participants are required to effect transfers through a DTC participant. In addition, beneficial owners of notes in DTC will receive all distributions of principal of and interest on the notes from the paying agent through a DTC participant. Distributions in the United States will be subject to tax reporting in accordance with relevant United States tax laws and regulations as set forth in the prospectus under “United States Taxation”.
     Because DTC can only act on behalf of DTC participants, who in turn act on behalf of indirect DTC participants, and because beneficial owners will hold interests in the notes through DTC participants or indirect DTC participants, the ability of such beneficial owners to pledge notes to persons or entities that do not participate in DTC, or otherwise take actions with respect to such notes, may be limited.
     The established procedures of DTC provide that (i) upon issuance of the notes by us, DTC will credit the accounts of DTC participants designated by the managers (as defined in the applicable prospectus supplement under “Subscription and Sale”) with the principal amount of the notes purchased by the managers, and (ii) ownership of interests in the global certificates will be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC, the DTC participants and the indirect DTC participants. The laws of some jurisdictions require that certain persons take physical delivery in definitive form of securities which they own. Consequently, the ability to transfer beneficial interests in the global certificates is limited in such context.
     KfW and the agent have each undertaken to DTC that, in the event DTC is unable or unwilling to continue providing its services, and a successor securities depository is not obtained, KfW and the agent shall cooperate fully with DTC in taking appropriate action to make definitive certificates representing individual notes available to holders.
CBL
     CBL is incorporated under the laws of Luxembourg. CBL holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between CBL participants through electronic book-entry changes in accounts of CBL participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CBL in various currencies, including Canadian dollars. CBL provides to CBL participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CBL interfaces with domestic markets in several countries. As a professional depositary, CBL is subject to regulation by the Luxembourg Monetary Institute.
     CBL participants are recognized financial institutions around the world, including managers, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the managers. Indirect access to CBL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CBL participant either directly or indirectly. Distributions with respect to notes held beneficially through CBL will be credited to cash accounts of CBL participants in accordance with its rules and procedures.
Euroclear
     Euroclear was created in 1968 to hold securities for participants of Euroclear and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in various currencies, including Canadian dollars. Euroclear includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries. Euroclear is operated by Euroclear Bank S.A./N.V. (the “Euroclear operator”). All operations are conducted by the Euroclear operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the managers. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.
     The Euroclear operator is regulated and examined by the Belgian Banking Commission.
     Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law (collectively, the “Euroclear terms and conditions”). The Euroclear terms and conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear operator acts under the Euroclear terms and conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.
     Distributions with respect to notes held beneficially through Euroclear will be credited to the cash accounts of Euroclear participants in accordance with the Euroclear terms and conditions, to the extent received by the Euroclear operator.

Global Clearance and Settlement Procedures
Initial Settlement
     Customary settlement procedures will be followed for participants of each system at initial settlement. Settlement procedures applicable to the domestic U.S. dollar-denominated bond market will be followed for primary market purchasers which are participants in DTC, and notes will be credited to their securities accounts on the settlement date against payment in U.S. dollars in same-day funds. Settlement procedures applicable to conventional eurobonds in registered form will be followed for primary market purchasers which are Euroclear or CBL participants, and notes will be credited to their securities accounts on the business day following the settlement date against payments for value on the settlement date. Investors electing to hold their notes through CDS will follow the settlement procedures applicable to Canadian corporate debt obligations.
Secondary Market
     Secondary market trading between DTC participants will occur in the ordinary way in accordance with DTC rules and will be settled in immediately available funds using DTC’s same-day funds settlement system. Secondary market trading between Euroclear and CBL participants will occur in the ordinary way in accordance with the applicable rules and operating procedures of Euroclear and CBL and will be settled using the procedures applicable to conventional eurobonds in immediately available funds. Secondary market sales of book entry interests in the notes between CDS participants will be conducted in accordance with market conventions applicable to transactions in book-based Canadian corporate debt obligations.
     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CDS, Euroclear or CBL, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant clearing system by its U.S. depositary; however, such cross-market transactions will require delivery of instructions to the relevant clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant clearing system will, if a transaction meets its settlement requirements, deliver instructions to its U.S. depositary to take action to effect final settlement on its behalf by delivering or receiving notes in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. CDS, Euroclear and CBL participants may not deliver instructions directly to the U.S. depositaries of their respective clearing systems.
     Because of time zone differences, credits or notes received in Euroclear or CBL as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such notes settled during such processing will be reported to the relevant Euroclear or CBL participants on such business day. Cash received in Euroclear or CBL as a result of sales of notes by or through a Euroclear or CBL participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Euroclear or CBL cash account only as of the business day following settlement in DTC.
INFORMATION ON CURRENCY CONVERSION AND FOREIGN EXCHANGE
EXPOSURE
Currency Conversion
     Initial purchasers are required to pay for the notes in Canadian dollars. Each manager may, under certain terms and conditions, arrange for the conversion of U.S. dollars into Canadian dollars to enable U.S. purchasers to pay for the notes in Canadian dollars. Each such conversion will be made by such manager on such terms and subject to such conditions, limitations and charges as such manager may from time to time establish in accordance with its regular foreign exchange practices, and subject to any applicable laws and regulations. All costs of conversion will be borne by such purchasers of the notes. See also “—Foreign Exchange Exposure.” For the specific payment procedures in connection with the payments to be made by KfW under the notes, see “Description of the Notes—Payments.”
Foreign Exchange Exposure
     An investment in the notes, which are denominated in, and all payments in respect of which are to be made in, a currency other than the currency of the country in which the purchaser is resident or the currency in which the purchaser conducts its business or activities (the “home currency”), entails significant risks that are not associated with a similar investment in a security denominated in the home currency. Such risks include, without limitation, the possibility of significant changes in the rate of exchange between the home currency and the Canadian dollar and the possibility of the imposition or modification of foreign exchange controls with respect to the Canadian dollar. Such risks generally depend on economic and political events over which KfW has no control. In recent years, rates of exchange for certain currencies have been highly volatile and such volatility may be expected to continue in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in such rate that may occur during the term of the notes. Depreciation of the Canadian dollar against the relevant home currency could result in a decrease in the effective yield of the notes below the coupon rate and, in certain circumstances, could result in a loss to the investor on a home currency basis

     The description of foreign currency risks does not describe all the risks of an investment in securities denominated in a currency other than your home currency. Prospective investors should consult their own financial and legal advisors as to the risks involved in an investment in the notes.
SUBSCRIPTION AND SALE
Subscription Agreement
     As specified in more detail in the applicable prospectus supplement, we expect that the underwriters named in the applicable prospectus supplement (the “managers”) will agree with us, severally and not jointly, a subscription agreement, to subscribe and pay for the notes according to the terms described in the applicable prospectus supplement. We expect that the managers will commit to take and pay for all of the notes, if any are taken, under the terms and conditions of the subscription agreement. We may also agree to bear certain costs and expenses incurred by the managers in connection with the issue, subscription and offering of the notes. After the initial public offering, the price to public may be changed.
Certain Selling Restrictions
     The notes will be offered for sale in those jurisdictions in the United States, Europe, Asia and elsewhere where it is legal to make such offers. Unless otherwise provided in the applicable prospectus supplement, the following selling restrictions will apply to the notes.
     EEA. In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), we expect that each manager will represent and agree not to make an offer of the notes to the public in that Relevant Member State prior to the publication of a prospectus in relation to the notes which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of the notes to the public in that Relevant Member State at any time:
1.	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;
2.	to any legal entity which has two or more of (a) an average of at least 250 employees during the last financial year, (b) a total balance sheet of more than

€43,000,000 and (c) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

3.	in any other circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive or pursuant to any applicable national law of any Relevant Member State;
whereby the expression an “offer of the notes to the public” in relation to the notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the notes to be offered so as to enable an investor to decide to purchase or subscribe the notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.
     United Kingdom. We expect that each manager will represent and agree that: (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of such notes in circumstances in which section 21(1) of the FSMA does not apply to us; and (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom.
     United States. We expect that each manager will agree that in connection with any distribution of the notes in the United States such manager will comply with and cause any of its affiliates which offers or sells notes in the United States to comply with applicable United States law.
     Japan. We expect that each manager will acknowledge and agree that it will not offer or sell any notes directly or indirectly in Japan or to, or for the benefit of, any Japanese person or to others, for re-offering or re-sale directly or indirectly in Japan or to any Japanese person, except in each case pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law of Japan and any other applicable laws and regulations of Japan. For purposes of this paragraph, “Japanese person” means any person resident in Japan, including any corporation or other entity organized under the laws of Japan.
     Canada. We expect that each manager will represent and agree that it has not offered or sold, and it will not offer or sell any notes, directly or indirectly, in Canada or any province or territory thereof or to, or for the benefit of, any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada and will represent that any offer of notes in Canada will be made only pursuant to an exemption from the requirement to file a prospectus in the province or territory of Canada in which such offer is made. Each manager will further represent and agree that it has not and it will not distribute or deliver the prospectus or any other offering material relating to the notes in Canada or to any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada. Each manager will also represent and agree that it will send to any dealer who purchases from it any notes a notice stating in substance that, by purchasing such notes, such dealer represents and agrees that it has not offered or sold, and it will not offer or sell any notes, directly or indirectly, in Canada or any province or territory thereof or to, or for the benefit of, any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada, that any offer of notes in Canada will be made only pursuant to an exemption from the requirement to file a prospectus in the province or territory of Canada in which such offer is made and that it has not and it will not distribute or deliver the prospectus or any other offering material relating to the notes in Canada or to any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada, and that such dealer will deliver to any other dealer to which it sells any such notes a notice to the foregoing effect.
     Hong Kong. We expect that each manager will represent and agree that (a) it has not offered and sold, and will not offer or sell, in Hong Kong, by means of any document, any notes other than (i) to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent, or (ii) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32) of Hong Kong (CO) or (iii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571) (“SFO”) and any rules made under the SFO, or (iv) in other circumstances which do not result in the document being a “prospectus” within the meaning of the CO; and (b) it has not issued, or had in its possession for the purposes of issue, and will not issue, or have in its possession for the purpose of issue (in each case whether in Hong Kong or elsewhere), any advertisement, invitation or document relating to the notes, which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to notes which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the SFO and any rules made under the SFO.
     Public Offer. We expect that each manager will acknowledge that (other than in the United States) no action has been or will be taken in any jurisdiction by the managers or us that would permit a public offering of the notes, or possession or distribution of any of the prospectus or any other offering material, in any jurisdiction where action for those purposes is required. Each manager will comply with all applicable laws and regulations in each jurisdiction in which it purchases, offers, sells, distributes or delivers notes or has in its possession or distributes any disclosure document or any other offering material and will obtain or make, give or fulfill any consent, approval, registration, notice, permission or other regulatory requirement required by it or us for the purchase, offer, sale, distribution or delivery of the notes and the possession or distribution of any of the disclosure documents or any other offering material under the laws and regulations in force in any jurisdiction to which it is subject or in or from which it makes any such purchase, offer, sale, distribution or delivery, in all cases at its own expense.
Other Provisions
     Conditions. We expect that the subscription agreement will provide that the obligations of the managers are subject to certain conditions, including approval of certain legal matters by counsel. In addition, the managers may have the right, after consultation with us, to terminate the subscription agreement at any time prior to the payment of the purchase price if there shall have been such a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls as would in their view be likely to prejudice materially the success of the offering and distribution of the notes or dealing in the notes in the secondary market.
     No Established Trading Market. The notes will be a new issue of securities with no established trading market. We expect that application will be made to list the notes on the regulated market of the Luxembourg Stock Exchange pursuant to Chapter 2 of Part III of the Loi relative aux prospectus pour valeur mobilières dated July 10, 2005 (Luxembourg Prospectus Act). We expect that the managers will intend to make a market in the notes. The managers may agree to do so but may discontinue market making at any time. No assurance can be given as to the liquidity of the trading market for the notes.
     Stabilization. In connection with this offering of notes, we may appoint a “stabilization manager.” The stabilization manager or any person acting for it may purchase and sell the notes in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the stabilization manager or any person acting for it of a greater number of the notes than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the notes while the offering is in progress.
     The stabilization manager may also impose a penalty bid. This occurs when a particular manager repays to the stabilization manager a portion of the underwriting discount received by it because the stabilization manager or its affiliates have repurchased notes sold by or for the account of such manager in stabilizing or short covering transactions.
     These activities by the stabilization manager or any person acting for it may stabilize, maintain or otherwise affect the market price of the notes. As a result, the price of the notes may be higher than the price that otherwise might exist in the open market.

If these activities are commenced, they may be discontinued by the stabilization manager or any person acting for it at any time. These transactions may be effected in the over-the-counter market or otherwise.
Delivery and Settlement
     It is expected that delivery of the notes will be made against payment on or about the date specified in the penultimate paragraph of the cover page of the applicable prospectus supplement, which we expect to be later than the third New York business day following the date of pricing of the notes. Under Rule 15c6-1 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, if any purchaser has traded or wishes to trade notes on the date of pricing of the notes or the next succeeding business days, it may be required, by virtue of the fact that the notes will initially settle later than on the third New York business day following the date of pricing of the notes or any other day as specified in the applicable prospectus supplement, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the notes who have traded or wish to trade the notes on any day for which settlement within three New York business days would not be possible should consult their own advisors.

INFORMATION RELATING TO NOTES DENOMINATED IN CURRENCIES
OTHER THAN U.S. DOLLARS, EUROS OR CANADIAN DOLLARS
     The following description will apply to all notes offered by KfW’s prospectus dated January 3, 2006 denominated in a currency other than U.S. dollars, euros or Canadian dollars except KfW’s medium-term notes offered by the prospectus supplement dated January 5, 2006 (referred to herein as the “notes” and in the prospectus as the “securities”). However, if and to the extent that the prospectus supplement relating to any issue of notes contains terms that are different from the general terms set forth herein, the terms described in that prospectus supplement will apply with respect to that issue of notes. This description supplements and, if inconsistent, replaces the general description of the securities in KfW’s prospectus dated January 3, 2006. Cross-references within this section “Information Relating to Notes Denominated in Currencies Other Than U.S. Dollars, Euros or Canadian Dollars” are to subsections contained in this section.
DESCRIPTION OF THE NOTES
General Provisions
     Principal Amount and Denomination. The notes will be issued in the aggregate principal amount specified in the applicable prospectus supplement, divided into the appropriate number of notes in the principal amount as is specified in the applicable prospectus supplement, which will rank equally among themselves.
     Global Certificates—Form. The notes will be issued as book-entry notes represented by one or more permanent global certificates without interest coupons, which will be kept in custody by Deutsche Bank Trust Company Americas (“DBTCA”), or any successor, as custodian for The Depositary Trust Company, also known as DTC, until all our obligations under the notes have been satisfied. The global certificates (as defined under “Clearing and Settlement—Certification and Custody; Appointment of Registrar and Paying Agent”) will be manually signed by two of our authorized representatives and will each be manually authenticated by or on behalf of the registrar (as defined under “Clearing and Settlement—Certification and Custody; Appointment of Registrar and Paying Agent”). According to the conditions, definitive certificates representing individual notes and interest coupons will not be issued. Definitive certificates representing individual notes may, however, be issued in limited circumstances described under “Clearing and Settlement—The Clearing Systems—DTC.”
     Transfers. Transfers of notes will be made by book-entry only as described in further detail under “Clearing and Settlement—Transfers.”

Status
     The notes will constitute unsecured and unsubordinated obligations of KfW and will rank equally with all of our other present and future unsecured and unsubordinated obligations, but subject to any applicable mandatory statutory exceptions.
Interest
     Interest Rate and Due Dates. Unless otherwise specified in the applicable prospectus supplement, the notes will bear interest at the rate per year set forth in that prospectus supplement as from the closing date or such other date as is set forth therein. The notes will cease to bear interest upon the end of the day preceding the day on which they become due for redemption. Interest will be payable in two equal semi-annual installments in arrears on the interest payment dates specified in the applicable prospectus supplement, or as is otherwise set forth in that prospectus supplement. The first interest payment will be made on the first interest payment date specified in the applicable prospectus supplement for the period commencing on the closing date or such other date as is specified in the applicable prospectus supplement (inclusive) and ending on the first interest payment date specified in the applicable prospectus supplement (exclusive).
     Late Payment. Should we fail to repay the notes on the due date therefor, interest on the notes shall, subject to the provisions with respect to business days (as defined under “—Payments—Business Days”), accrue beyond the due date until actual repayment of the notes at the default rate of interest established by law. Under German law, the default rate is five percentage points above the basic rate of interest announced by the German Federal Bank immediately after January 1 and July 1 in each year.
     Accrued Interest. Whenever it is necessary to compute any amount of accrued interest for a period of other than a full year, other than with respect to semi-annual interest payments, such interest shall be calculated, if the denomination currency is Japanese yen, on the basis of the actual number of days in the period divided by 365 (known as the “Actual/365 (fixed) Method” and if the denomination currency is any other currency, such interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, or on such other day count convention as is set forth in the applicable prospectus supplement.
Maturity; Early Redemption; Repurchase
     Maturity. The notes shall be redeemed at par on the maturity date set forth in the applicable prospectus supplement. Subject to the provisions with respect to termination for default set forth under “—Termination for Default,” neither KfW nor any noteholder shall be entitled to redeem the notes before their stated maturity.

     Early Redemption. If specified in the applicable prospectus supplement, the notes may be redeemed, as a whole but not in part, on the early redemption date or dates as set forth in the applicable prospectus supplement, at our option upon prior written notice of no less than the early redemption notice period set forth in the applicable prospectus supplement, at the redemption price set forth in that prospectus supplement (being equal to a percentage of the principal amount of the notes), together with interest accrued to, but excluding, the applicable early redemption date, or at any other redemption price set forth in the applicable prospectus supplement.
     If notes will be redeemable at the option of the issuer, we may choose to redeem the notes at any time, especially when prevailing interest rates are relatively low. As a result, redemption may adversely affect your return on the notes as you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate of the notes being redeemed.
     Repurchase. We may at any time purchase and resell notes in the open market or otherwise at any price. Notes so purchased and not resold by us may, at our own discretion, be held or surrendered to the paying agent for cancellation.
Payments
     Payments. Payments of principal of, and interest on, the notes shall be made on the relevant payment date (see “—Payment Date and Due Date”) to, or to the order of, the person registered at the close of business on the relevant record date (see “—Record Date”) in the register kept by the registrar in U.S. dollars or the denomination currency as set forth. Payments of principal shall be made upon surrender of the global certificates to the paying agent.
     Any holder shall receive payments of principal and interest in respect of the notes in U.S. dollars, unless such holder elects to receive payments in the denomination currency in accordance with the procedures set out below. To the extent that holders shall not have made such election in respect of any payment of principal or interest, the aggregate amount designated for all such holders in respect of any such payment (the “denomination currency conversion amount”) shall be converted by the paying agent into U.S. dollars and paid by wire transfer of same day funds to the registered holder of the global certificate for payment through DTC’s settlement system to the relevant DTC participants. All costs of any such conversion shall be deducted from such payments. Any such conversion shall be based on the paying agent’s bid quotation, at or prior to 11:00 A.M., New York City time, on the second conversion business day (as defined under “—Business Days”) preceding the relevant payment date, for the purchase by the paying agent of the denomination currency conversion amount with U.S. dollars for settlement on such payment date. “Conversion business day” means a day which is a New York business day, a Frankfurt business day and a business day in the principal financial center of the country issuing the denomination currency (as defined under “—Business Days”).

If such bid quotation is not available, the paying agent shall obtain a bid quotation from a leading foreign exchange bank in New York City selected by the paying agent for such purpose. If no bid quotation from a leading foreign exchange bank is available, payment of the denomination currency conversion amount will be in the denomination currency to the account or accounts specified by DTC to the paying agent. Until such account or accounts are so specified, the funds still held by the paying agent shall bear interest at the rate of interest quoted by the paying agent for deposits with it on an overnight basis, to the extent that the paying agent is reasonably able to reinvest such funds.
     Any holder may elect to receive payment of principal and interest with respect to the notes in the denomination currency by causing DTC, through the relevant DTC participant, to notify the paying agent by the time specified below of (i) such holder’s election to receive all or a portion of such payment in the denomination currency and (ii) wire transfer instructions to a denomination currency account. Such election in respect of any payment shall be made by the holder at the time and in the manner required by the DTC procedures applicable from time to time and shall, in accordance with such procedures, be irrevocable. DTC’s notification of such election, wire transfer instructions and the amount payable in the denomination currency pursuant to this paragraph must be received by the paying agent prior to 5:00 P.M., New York City time, on the fifth New York business day (as defined under “—Business Days”) following the relevant record date (as defined under “—Record Date”) in the case of interest and prior to 5:00 P.M., New York City time, on the eighth New York business day prior to the payment date (see “—Payment Date and Due Date”) for the payment of principal. Any payments under this paragraph in the denomination currency shall be made by wire transfer of same day funds to denomination currency accounts designated by DTC.
     All payments made by us to, or to the order of, the registered holder of the global certificates shall discharge our liability under the notes to the extent of the sums so paid.
     Availability of Denomination Currency. If we determine that any amount payable on a relevant payment date in the denomination currency is not available to us in freely negotiable and convertible funds for reasons beyond our control or that such denomination currency (or any successor currency to it provided for by law) is no longer used for the settlement of international financial transactions, we may fulfill our payment obligations by making such payment in U.S. dollars on, or as soon as reasonably practicable after, the respective payment date on the basis of the applicable exchange rate. No further interest or any other payment will be due as a result thereof. The applicable exchange rate for denomination currency is (1) if available, the noon dollar buying rate in New York City for cable transfers for the denomination currency on the second business day prior to the particular payment date as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York or, (2) if such rate is not available, the foreign exchange rate for the denomination currency as determined by us in our equitable discretion.

     Record Date. The record date for purposes of payments of principal and interest (see “—Payments”) shall be, in respect of each such payment, the tenth New York business day prior to the relevant payment date (see “—Payment Date and Due Date”).
     Business Days. If any due date (see “—Payment Date and Due Date”) for payment of principal or interest in the denomination currency in respect of any note to the registered holder of a global certificate is not a business day in the principal financial center of the country issuing the denomination currency (as defined herein), such payment will not be made until the next following business day in the applicable principal financial center, and no further interest shall be paid in respect of the delay in such payment. If any due date for payment of principal or interest in U.S. dollars in respect of any note to the registered holder of the global certificates is not a business day in the principal financial center of the country issuing the denomination currency or not a New York business day, such payment shall not be made until the next day which is both a business day in the applicable principal financial center and a New York business day and no further interest shall be paid in respect of the delay in such payment. “New York business day” means any day on which banking institutions in New York City are not obligated and not authorized to close. A “business day in the principal financial center of the country issuing the denomination currency” means any day (other than Saturday or Sunday) on which credit institutions are open for business in the capital city of the country issuing the specified currency; provided, however, that with respect to Australian dollars, New Zealand dollars, South African rand and Swiss francs, the principal financial center shall be Sydney, Auckland, Johannesburg and Zurich, respectively. A “Frankfurt business day” shall be any day (other than Saturday or Sunday) on which credit institutions are open for business in Frankfurt am Main.
     Payment Date and Due Date. For the purposes of the terms and conditions of the notes, “payment date” means the day on which the payment is actually to be made, where applicable as adjusted in accordance with the preceding paragraph, and “due date” means the payment date provided for herein, without taking account of any such adjustment.
Taxes
     All payments by us in respect of the notes shall be made without deduction or withholding of taxes or other duties, unless such deduction or withholding is required by law. In the event of such tax deduction or withholding, KfW shall not be required to pay any additional amounts in respect of the notes. There will be no “gross-up” provision.
Termination for Default
     Unless otherwise specified in the applicable prospectus supplement, any noteholder may, at its option, declare its notes due and demand repayment thereof at their principal amount plus interest accrued to the date of repayment if we shall fail to pay any amount payable under the notes within 30 days from the relevant due date. The right to declare notes due shall cease if the noteholder has received the relevant payment before it has exercised such right. Any notice declaring notes due shall be made by means of a written notice to be delivered by hand or registered mail to us together with proof that such noteholder at the time of such notice is a holder of the relevant notes by means of a certificate of the noteholder’s custodian as set forth under “—Governing Law, Jurisdiction, Enforcement and Language—Enforcement.” Definitive certificates representing individual notes and interest coupons will not be issued in the event of a default.
Registrar and Paying Agent
     We will appoint DBTCA as initial registrar (the “registrar”) and paying agent (the “paying agent”). We may at any time vary or terminate the appointment of the registrar or the paying agent or approve any change in the office through which they act (the “specified office”) provided that there shall at all times be a registrar and paying agent, and provided further that so long as the notes are listed on any stock exchange (and the rules of such stock exchange so require), we will maintain a paying agent with a specified office in the city in which such stock exchange is located. We will give notice of any change in the registrar or paying agent or in their specified offices by publication in the manner set forth under “—Notices.”
     The registrar and the paying agent in such capacities are acting exclusively as our agents and do not have any legal relationship of any nature with or accountability to any noteholder.
Further Issues
     We reserve the right, from time to time without the consent of the noteholders, to issue additional notes, on terms identical in all respects to those set forth in the terms and conditions of the notes (except as to the date from which interest shall accrue), so that such additional notes shall be consolidated with, form a single issue with and increase the aggregate principal amount of, the notes. The term “notes” shall, in the event of such increase, also include such additional notes.
Notices
     All notices regarding the notes shall be published in the following newspapers: (a) so long as the notes are listed on the Luxembourg Stock Exchange (and the rules of such Stock Exchange so require) at least one leading daily newspaper of general circulation in Luxembourg (expected to be d’Wort); (b) a leading daily newspaper of general circulation in the Federal Republic of Germany; and (c) a leading daily newspaper printed in the English language and of general circulation in New York City (expected to be The Wall Street Journal). Any notice will become effective for all purposes on the third day following the date of its publication or, if published more than once or on different dates, on the third day following the first date of any such publication.
Governing Law, Jurisdiction, Enforcement and Language
     Governing Law. The notes, both as to form and content, as well as our rights and duties and those of the noteholders, shall be governed by and shall be construed in accordance with the laws of the Federal Republic of Germany. Transfers and pledges of notes executed between DTC participants and between DTC and DTC participants will be governed by the laws of the State of New York.
     Jurisdiction. Any action or other legal proceedings arising out of or in connection with the notes may exclusively be brought in the District Court (Landgericht) in Frankfurt am Main.
     Enforcement. Any noteholder may in any proceedings against us or to which the noteholder and we are parties protect and enforce in its own name its rights arising under its notes on the basis of (a) a certificate issued by its custodian (i) stating the full name and address of the noteholder, (ii) specifying an aggregate principal amount of notes credited on the date of such statement to such noteholder’s securities account maintained with such custodian and (iii) confirming that the custodian has given a written notice to DTC and the registrar containing the information pursuant to (i) and (ii) and bearing acknowledgments of DTC and the relevant DTC participant and (b) copies of the global certificates certified as being true copies by a duly authorized officer of DTC or the registrar. For purposes of the foregoing, “custodian” means any bank or other financial institution of recognized standing authorized to engage in securities custody business with which the noteholder maintains a securities account in respect of any notes and includes DTC and any other clearing system which is a participant in DTC.
     Language. The conditions are written in the English and German languages, with the English version controlling and binding.
CLEARING AND SETTLEMENT
     The information set forth below with respect to DTC, Euroclear (as defined below) or CBL (as defined below), which are collectively referred to as the clearing systems, is subject to any change in or reinterpretation of the rules, regulations and procedures of the clearing systems currently in effect. The information concerning the clearing systems has been obtained from sources that we believe to be reliable, but neither we nor any manager take any responsibility for the accuracy thereof. Investors wishing to use the facilities of any of the clearing systems are advised to confirm the continued applicability of the rules, regulations and procedures of the relevant clearing system. We will not have any responsibility or liability for any aspect of the records relating to, or payments made on account of, interests in the notes held through the facilities of any clearing system or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
Certification and Custody; Appointment of Registrar and Paying Agent
     Clearing and settlement arrangements, including the existing links between Euroclear Bank S.A./N.V. as operator of the Euroclear System (“Euroclear”) and Clearstream Banking, société anonyme, Luxembourg (“CBL”) and the participation of these systems in DTC, will provide investors access to three major clearing systems. At initial settlement, the notes will be represented by one or more permanent global certificates (the “global certificates”) which will not be exchangeable for definitive certificates representing individual notes except in very limited circumstances described under “—The Clearing Systems—DTC.” The global certificates, which are to be held by DBTCA as custodian for DTC, will be issued in registered form in the name of Cede & Co., as nominee of DTC, and will represent the notes held by investors electing to hold notes through financial institutions that are participants in DTC (“DTC participants”). The notes are expected to be accepted for clearance and settlement through DTC on the closing date specified in the applicable prospectus supplement. Euroclear and CBL participate in DTC, and, accordingly, notes held by investors electing to hold notes through financial institutions that are participants in Euroclear and CBL (“Euroclear and CBL participants”) are thus also represented by the global certificates.
     The notes represented by the global certificates will equal the total aggregate principal amount of the notes outstanding at any time. Owners of beneficial interests in the global certificates will not be entitled to have notes registered in their names, and will not be entitled to receive physical delivery of definitive certificates representing individual notes. KfW may issue definitive certificates representing individual notes in limited circumstances described under “—The Clearing Systems—DTC.”
     We will appoint DBTCA as initial registrar and paying agent (in performing both functions, the “agent”) as described in greater detail under the heading “Description of the Notes—Registrar and Paying Agent.”
     The global certificates relating to a particular issue of notes will be assigned an ISIN number, a CUSIP number and a common code, as set forth in the applicable prospectus supplement.
Payments
     As described under “—Certification and Custody; Appointment of Registrar and Paying Agent,” DBTCA will act as our initial paying agent for the notes. Principal and interest payments on the notes will be made by us through the paying agent to the registered holder of the global certificates in U.S. dollars as set forth under “Description of the Notes—Payments.” All payments of principal and interest in respect of the notes will be made in U.S. dollars, unless a holder elects to receive payments in the denomination currency as set forth under “Description of the Notes—Payments.” All payments duly made by us to, or to the order of, the registered holder of the global certificates, shall discharge our liability under the notes to the extent of the sum or sums so paid. Therefore, after such payments have been duly made, neither we nor the paying agent has any direct responsibility or liability for the payment of principal or interest on the notes to owners of beneficial interests in the global certificates. Payments by DTC participants and indirect DTC participants (as defined under “—The Clearing Systems—DTC”) to owners of beneficial interests in the global certificates will be governed by standing instructions and customary practices and will be the responsibility of the DTC participants or indirect DTC participants. Neither we nor the paying agent will have any responsibility or liability for any aspect of the records of DTC relating to or payments made by DTC on account of beneficial interests in the global certificates or for maintaining, supervising or reviewing any records of DTC relating to such beneficial interests. Substantially similar principles will apply with regard to Euroclear and CBL participants.
Transfers
     Title to book-entry interests in the notes will pass by book-entry registration of the transfer within the records of DTC, Euroclear or CBL, as the case may be, in accordance with their respective procedures. Book-entry interests in the notes may be transferred within DTC, Euroclear or CBL, as the case may be, in accordance with their respective procedures established for this purpose. Transfers of book-entry interests in the notes between any of DTC, Euroclear and CBL may be effected in accordance with the procedures established for this purpose by DTC, Euroclear and CBL.
The Clearing Systems
Overview
     Beneficial interests in the global certificates will be represented through book-entry accounts at financial institutions acting on behalf of such beneficial owners as direct and indirect participants in DTC. An investor may elect to hold beneficial interests in the global certificates directly through either DTC, Euroclear or CBL, if such investor is a participant in any such system, or indirectly through an organization which is a participant in any such system. Euroclear and CBL will hold interests on behalf of their participants through customer securities accounts in the name of Euroclear and CBL on the books of their respective depositaries, which in turn will hold such interests in customer securities accounts in their respective names on the books of DTC.

DTC
     DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the U.S. Securities Exchange Act of 1934, as amended. DTC holds securities that DTC participants deposit with DTC. DTC also facilitates the post-trade settlement among DTC participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between DTC participants’ accounts. This eliminates the need for physical movement of securities certificates. DTC participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC, in turn, is owned by a number of DTC participants and Members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation and Emerging Markets Clearing Corporation, (NSCC, GSCC, MBSCC, and EMCC, also subsidiaries of DTCC), as well as by the New York Stock Exchange, Inc., the American Stock Exchange LLC and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly (“indirect DTC participants”). The DTC Rules applicable to its participants are on file with the Securities and Exchange Commission.
     Transfers of beneficial interests in notes in DTC may be made only through DTC participants. Indirect DTC participants are required to effect transfers through a DTC participant. In addition, beneficial owners of notes in DTC will receive all distributions of principal of and interest on the notes from the paying agent through a DTC participant. Distributions in the United States will be subject to tax reporting in accordance with relevant United States tax laws and regulations as set forth in the prospectus under “United States Taxation”.
     Because DTC can only act on behalf of DTC participants, who in turn act on behalf of indirect DTC participants, and because beneficial owners will hold interests in the notes through DTC participants or indirect DTC participants, the ability of such beneficial owners to pledge notes to persons or entities that do not participate in DTC, or otherwise take actions with respect to such notes, may be limited.
     The established procedures of DTC provide that (i) upon issuance of the notes by us, DTC will credit the accounts of DTC participants designated by the managers (as defined in the applicable prospectus supplement under “Subscription and Sale”) with the principal amount of the notes purchased by the managers, and (ii) ownership of interests in the global certificates will be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC, the DTC participants and the indirect DTC participants. The laws of some jurisdictions require that certain persons take physical delivery in definitive form of securities which they own. Consequently, the ability to transfer beneficial interests in the global certificates is limited in such context.
     KfW and the agent have each undertaken to DTC that, in the event DTC is unable or unwilling to continue providing its services, and a successor securities depository is not obtained, KfW and the agent shall cooperate fully with DTC in taking appropriate action to make definitive certificates representing individual notes available to holders.
CBL
     CBL is incorporated under the laws of Luxembourg. CBL holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between CBL participants through electronic book-entry changes in accounts of CBL participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CBL in various currencies, including U.S. dollars, Japanese yen and New Zealand dollars. CBL provides to CBL participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CBL interfaces with domestic markets in several countries. As a professional depositary, CBL is subject to regulation by the Luxembourg Monetary Institute.
     CBL participants are recognized financial institutions around the world, including managers, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the managers. Indirect access to CBL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CBL participant either directly or indirectly. Distributions with respect to notes held beneficially through CBL will be credited to cash accounts of CBL participants in accordance with its rules and procedures.
Euroclear
     Euroclear was created in 1968 to hold securities for participants of Euroclear and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in various currencies, including U.S. dollars, Japanese yen and New Zealand dollars. Euroclear includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries. Euroclear is operated by Euroclear Bank S.A./N.V. (the “Euroclear operator”). All operations are conducted by the Euroclear operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the managers. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.
     The Euroclear operator is regulated and examined by the Belgian Banking Commission.
     Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law (collectively, the “Euroclear terms and conditions”). The Euroclear terms and conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear operator acts under the Euroclear terms and conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.
     Distributions with respect to notes held beneficially through Euroclear will be credited to the cash accounts of Euroclear participants in accordance with the Euroclear terms and conditions, to the extent received by the Euroclear operator.
Global Clearance and Settlement Procedures
Initial Settlement
     Customary settlement procedures will be followed for participants of each system at initial settlement. Settlement procedures applicable to the domestic U.S. dollar-denominated bond market will be followed for primary market purchasers which are participants in DTC, and notes will be credited to their securities accounts on the settlement date against payment in U.S. dollars in same-day funds. Settlement procedures applicable to conventional eurobonds in registered form will be followed for primary market purchasers which are Euroclear or CBL participants, and notes will be credited to their securities accounts on the business day following the settlement date against payments for value on the settlement date.

Secondary Market
     Secondary market trading between DTC participants will occur in the ordinary way in accordance with DTC rules and will be settled in immediately available funds using DTC’s same-day funds settlement system. Secondary market trading between Euroclear and CBL participants will occur in the ordinary way in accordance with the applicable rules and operating procedures of Euroclear and CBL and will be settled using the procedures applicable to conventional eurobonds in immediately available funds.
     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Euroclear or CBL, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European clearing system by its U.S. depositary; however, such cross-market transactions will require delivery of instructions to the relevant European clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant European clearing system will, if a transaction meets its settlement requirements, deliver instructions to its U.S. depositary to take action to effect final settlement on its behalf by delivering or receiving notes in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Euroclear and CBL participants may not deliver instructions directly to the U.S. depositaries of their respective clearing systems.
     Because of time zone differences, credits or notes received in Euroclear or CBL as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such notes settled during such processing will be reported to the relevant Euroclear or CBL participants on such business day. Cash received in Euroclear or CBL as a result of sales of notes by or through a Euroclear or CBL participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Euroclear or CBL cash account only as of the business day following settlement in DTC.
INFORMATION ON CURRENCY CONVERSION AND
FOREIGN EXCHANGE EXPOSURE
Currency Conversion
     Initial purchasers are required to pay for the notes in the denomination currency. Each manager may, under certain terms and conditions, arrange for the conversion of U.S. dollars into the denomination currency to enable U.S. purchasers to pay for the notes in the denomination currency. Each such conversion will be made by such manager on such terms and subject to such conditions, limitations and charges as such manager may from time to time establish in accordance with its regular foreign exchange practices, and subject to any applicable laws and regulations. All costs of conversion will be borne by such purchasers of the notes. See also “—Foreign Exchange Exposure.” For the specific payment procedures in connection with the payments to be made by KfW under the notes, see “Description of the Notes—Payments.”
Foreign Exchange Exposure
     An investment in the notes, which are denominated in, and all payments in respect of which are to be made in, a currency other than the currency of the country in which the purchaser is resident or the currency in which the purchaser conducts its business or activities (the “home currency”), entails significant risks that are not associated with a similar investment in a security denominated in the home currency. Such risks include, without limitation, the possibility of significant changes in the rate of exchange between the home currency and the denomination currency, and the possibility of the imposition or modification of foreign exchange controls with respect to the denomination currency. Such risks generally depend on economic and political events over which KfW has no control. In recent years, rates of exchange for certain currencies have been highly volatile and such volatility may be expected to continue in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in such rate that may occur during the term of the notes. Depreciation of the denomination currency against the relevant home currency could result in a decrease in the effective yield of the notes below the coupon rate and, in certain circumstances, could result in a loss to the investor on a home currency basis
     The description of foreign currency risks does not describe all the risks of an investment in securities denominated in a currency other than your home currency. Prospective investors should consult their own financial and legal advisors as to the risks involved in an investment in the notes.
SUBSCRIPTION AND SALE
Subscription Agreement
     As specified in more detail in the applicable prospectus supplement, we expect that the underwriters named in the applicable prospectus supplement (the “managers”) will agree with us, severally and not jointly, a subscription agreement, to subscribe and pay for the notes according to the terms described in the applicable prospectus supplement. We expect that the managers will commit to take and pay for all of the notes, if any are taken, under the terms and conditions of the subscription agreement. We may also agree to bear certain costs and expenses incurred by the managers in connection with the issue, subscription and offering of the notes. After the initial public offering, the price to public may be changed.

Certain Selling Restrictions
     The notes will be offered for sale in those jurisdictions in the United States, Europe, Asia and elsewhere where it is legal to make such offers. Unless otherwise provided in the applicable prospectus supplement, the following selling restrictions will apply to the notes.
     EEA. In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), we expect that each manager will represent and agree not to make an offer of the notes to the public in that Relevant Member State prior to the publication of a prospectus in relation to the notes which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of the notes to the public in that Relevant Member State at any time:
1.	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;
2.	to any legal entity which has two or more of (a) an average of at least 250 employees during the last financial year, (b) a total balance sheet of more than €43,000,000 and (c) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or
3.	in any other circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive or pursuant to any applicable national law of any Relevant Member State;
whereby the expression an “offer of the notes to the public” in relation to the notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the notes to be offered so as to enable an investor to decide to purchase or subscribe the notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.
     United Kingdom. We expect that each manager will represent and agree that: (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the

“FSMA”)) received by it in connection with the issue or sale of such notes in circumstances in which section 21(1) of the FSMA does not apply to us; and (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom.
     United States. We expect that each manager will agree that in connection with any distribution of the notes in the United States such manager will comply with and cause any of its affiliates which offers or sells notes in the United States to comply with applicable United States law.
     Japan. We expect that each manager will acknowledge and agree that it will not offer or sell any notes directly or indirectly in Japan or to, or for the benefit of, any Japanese person or to others, for re-offering or re-sale directly or indirectly in Japan or to any Japanese person, except in each case pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law of Japan and any other applicable laws and regulations of Japan. For purposes of this paragraph, “Japanese person” means any person resident in Japan, including any corporation or other entity organized under the laws of Japan.
     Canada. We expect that each manager will represent and agree that it has not offered or sold, and it will not offer or sell any notes, directly or indirectly, in Canada or any province or territory thereof or to, or for the benefit of, any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada and will represent that any offer of notes in Canada will be made only pursuant to an exemption from the requirement to file a prospectus in the province or territory of Canada in which such offer is made. Each manager will further represent and agree that it has not and it will not distribute or deliver the prospectus or any other offering material relating to the notes in Canada or to any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada. Each manager will also represent and agree that it will send to any dealer who purchases from it any notes a notice stating in substance that, by purchasing such notes, such dealer represents and agrees that it has not offered or sold, and it will not offer or sell any notes, directly or indirectly, in Canada or any province or territory thereof or to, or for the benefit of, any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada, that any offer of notes in Canada will be made only pursuant to an exemption from the requirement to file a prospectus in the province or territory of Canada in which such offer is made and that it has not and it will not distribute or deliver the prospectus or any other offering material relating to the notes in Canada or to any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada, and that such dealer will deliver to any other dealer to which it sells any such notes a notice to the foregoing effect.

     Hong Kong. We expect that each manager will represent and agree that (a) it has not offered and sold, and will not offer or sell, in Hong Kong, by means of any document, any notes other than (i) to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent, or (ii) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32) of Hong Kong (CO) or (iii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571) (“SFO”) and any rules made under the SFO, or (iv) in other circumstances which do not result in the document being a “prospectus” within the meaning of the CO; and (b) it has not issued, or had in its possession for the purposes of issue, and will not issue, or have in its possession for the purpose of issue (in each case whether in Hong Kong or elsewhere), any advertisement, invitation or document relating to the notes, which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to notes which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the SFO and any rules made under the SFO.
     Public Offer. We expect that each manager will acknowledge that (other than in the United States) no action has been or will be taken in any jurisdiction by the managers or us that would permit a public offering of the notes, or possession or distribution of any of the prospectus or any other offering material, in any jurisdiction where action for those purposes is required. Each manager will comply with all applicable laws and regulations in each jurisdiction in which it purchases, offers, sells, distributes or delivers notes or has in its possession or distributes any disclosure document or any other offering material and will obtain or make, give or fulfill any consent, approval, registration, notice, permission or other regulatory requirement required by it or us for the purchase, offer, sale, distribution or delivery of the notes and the possession or distribution of any of the disclosure documents or any other offering material under the laws and regulations in force in any jurisdiction to which it is subject or in or from which it makes any such purchase, offer, sale, distribution or delivery, in all cases at its own expense.
Other Provisions
     Conditions. We expect that the subscription agreement will provide that the obligations of the managers are subject to certain conditions, including approval of certain legal matters by counsel. In addition, the managers may have the right, after consultation with us, to terminate the subscription agreement at any time prior to the payment of the purchase price if there shall have been such a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls as would in their view be likely to prejudice materially the success of the offering and distribution of the notes or dealing in the notes in the secondary market.
     No Established Trading Market. The notes will be a new issue of securities with no established trading market. We expect that application will be made to list the notes on the regulated market of the Luxembourg Stock Exchange pursuant to Chapter 2 of Part III of the Loi relative aux prospectus pour valeur mobilières dated July 10, 2005 (Luxembourg Prospectus Act). We expect that the managers will intend to make a market in the notes. The managers may agree to do so but may discontinue market making at any time. No assurance can be given as to the liquidity of the trading market for the notes.
     Stabilization. In connection with this offering of notes, we may appoint a “stabilization manager.” The stabilization manager or any person acting for it may purchase and sell the notes in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the stabilization manager or any person acting for it of a greater number of the notes than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the notes while the offering is in progress.
     The stabilization manager may also impose a penalty bid. This occurs when a particular manager repays to the stabilization manager a portion of the underwriting discount received by it because the stabilization manager or its affiliates have repurchased notes sold by or for the account of such manager in stabilizing or short covering transactions.
     These activities by the stabilization manager or any person acting for it may stabilize, maintain or otherwise affect the market price of the notes. As a result, the price of the notes may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the stabilization manager or any person acting for it at any time. These transactions may be effected in the over-the-counter market or otherwise.
Delivery and Settlement
     It is expected that delivery of the notes will be made against payment on or about the date specified in the penultimate paragraph of the cover page of the applicable prospectus supplement, which we expect to be later than the third New York business day following the date of pricing of the notes. Under Rule 15c6-1 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, if any purchaser has traded or wishes to trade notes on the date of pricing of the notes or the next succeeding business days, it may be required, by virtue of the fact that the notes will initially settle later than on the third New York business day following the date of pricing of the notes or any other day as specified in the applicable prospectus supplement, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the notes who have traded or wish to trade the notes on any day for which settlement within three New York business days would not be possible should consult their own advisors.